UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
ICU MEDICAL, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all the boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ICU MEDICAL, INC.
951 Calle Amanecer
San Clemente, California 92673-6213

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To be held May 13, 2026

    The 2026 Annual Meeting of Stockholders (“Annual Meeting”) of ICU Medical, Inc. (the ''Company'') will be held virtually, exclusively via online live webcast at www.virtualshareholdermeeting.com/ICUI2026 on Wednesday, May 13, 2026 at 9:00 a.m., Pacific Time.

At the Annual Meeting, stockholders will be asked to:

•Elect the following seven directors of the Company to serve until the next annual meeting of stockholders or until their successors have been elected and qualified: Vivek Jain, David C. Greenberg, Elisha W. Finney, David F. Hoffmeister, Donald M. Abbey, Laurie Hernandez, and Kolleen T. Kennedy ("Proposal 1");
•Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2026 ("Proposal 2");
•Hold an advisory (non-binding) vote to approve our named executive officer compensation ("Proposal 3");
•Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to adopt simple majority voting provisions ("Proposal 4");
•Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to adopt a stockholder right to call special meetings at an ownership threshold of 25% ("Proposal 5");
•Approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 5 ("Proposal 6");
•Hold an advisory (non-binding) vote on a stockholder proposal to establish a 10% stockholder special meeting right ("Proposal 7"); and
•Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to come before the Annual Meeting.

    The Board of Directors has determined that only holders of common stock of the Company of record as of the close of business on March 20, 2026 will be entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of such stockholders shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days ending on the day prior to the meeting date, at the Company's principal executive office address listed above.

    All stockholders are invited to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/ICUI2026. For instructions on how to attend the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “Virtual Annual Meeting Attendance.”
YOUR VOTE IS IMPORTANT
It is important that your shares be represented regardless of the number of shares you may hold as of the record date. Whether or not you expect to attend the virtual Annual Meeting, we urge you to please vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials under “Voting Information”. If you received a proxy card by mail, you may sign, date and return in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy vote now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

THANK YOU FOR ACTING PROMPTLY
By Order of the Board of Directors,

Virginia Sanzone, Corporate Vice
President, General Counsel and Secretary
San Clemente, CA
________, 2026

Proposal 4 - Vote to Approve Amendments to the Company's Amended and Restated Certificate of Incorporation to Adopt Simple Majority Voting Provisions	51
Proposal 5 – Vote to Approve Amendments to the Company’s Amended and Restated Certificate of Incorporation to Adopt a Stockholder Right to Call Special Meetings at an Ownership Threshold of 25%	52
Proposal 6 - Approval of an Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies if There Are Not Sufficient Votes at the Time of the Annual Meeting to Approve Proposal 5	54
Proposal 7 – Advisory Vote on a Stockholder Proposal to Establish a 10% Stockholder Special Meeting Right	54
ANNUAL REPORT	56
NOMINATION OF DIRECTORS AND SUBMISSION OF STOCKHOLDER PROPOSALS	56
OTHER MATTERS	56
SOLICITATION OF PROXIES	57
ANNEX A - NON-GAAP FINANCIAL MEASURES	58
ANNEX B - PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ADOPT SIMPLE MAJORITY VOTING PROVISIONS	61
ANNEX C – PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ADOPT A STOCKHOLDER RIGHT TO CALL SPECIAL MEETINGS AT AN OWNERSHIP THRESHOLD OF 25%	63
ANNEX D – BYLAW AMENDMENTS RELATING TO SPECIAL MEETING PROCEDURES	65

Forward-Looking Statements

This proxy statement (this “Proxy Statement”) contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements, including, without limitation, statements regarding the plans and expectations under its sustainability initiatives of ICU Medical, Inc. (the “Company”). In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” “guidance,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause actual future events to differ materially from the forward-looking statements in this Proxy Statement, including but not limited to the factors, risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and as such factors may be updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website, www.icumed.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Proxy Statement. Any such forward-looking statements represent management’s estimates as of the date of this Proxy Statement. While the Company may elect to update such forward-looking statements at some point in the future, unless required by applicable law, the Company disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, one should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date of this Proxy Statement.

3

ICU Medical, Inc.
951 Calle Amanecer
San Clemente, California 92673-6213

PROXY STATEMENT
FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

________, 2026

    This Proxy Statement is furnished to the stockholders of ICU Medical, Inc. (the “Company” or “ICU”) in connection with the solicitation by the Board of Directors (the “Board”) of the Company of proxies to be voted at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) and at any continuation, adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. First person pronouns used in this Proxy Statement, such as “we,” “us,” and “our,” refer to ICU and its subsidiaries unless context requires otherwise.

    This Proxy Statement and the Company's Annual Report for the year ended December 31, 2025 (the “2025 Annual Report”) are being made available to stockholders on or about ______, 2026.

Annual Meeting of Stockholders

Time and Date

    The Annual Meeting will be held virtually on Wednesday, May 13, 2026 at 9 a.m. Pacific Time (“PT”). Stockholders may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ICUI2026.

Record Date

    The Board has set March 20, 2026 as the record date (the “Record Date”) for the Annual Meeting. If you were a stockholder of record at the close of business on the record date, then you are entitled to receive notice of, and to vote at, the Annual Meeting.

    As of March 20, 2026, the outstanding voting securities of the Company consisted of 24,992,388 shares of $0.10 par value common stock (the “Common Stock”).

Voting

    Each stockholder of record at the close of business on the Record Date is entitled to one vote for each share held as of that date on each matter submitted to a vote of stockholders. The presence in person or by proxy of holders of a majority of the outstanding shares of stock entitled to vote at the meeting will constitute a quorum for the transaction of such business as shall properly come before the Annual Meeting. There are no cumulative voting rights.

Voting Matters

•Elect the seven director nominees named in this Proxy Statement.
•Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026.
•Advisory vote to approve executive compensation paid to our named executive officers.
•Approve amendments to the Company's Amended and Restated Certificate of Incorporation to adopt simple majority voting provisions.
•Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to adopt a stockholder right to call special meetings at an ownership threshold of 25%.
•Approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 5.
•Hold an advisory vote on a stockholder proposal to establish a 10% stockholder special meeting right.
•To transact such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof.

    Additional voting information about voting at the Annual Meeting is detailed below.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ONLINE ON MAY 13, 2026

    This Proxy Statement and the 2025 Annual Report are available at http://www.proxyvote.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

    You will be able to attend the Annual Meeting, vote, and submit your questions prior to or during the meeting via the Internet only by visiting www.virtualshareholdermeeting.com/ICUI2026. Access the website at least 10 minutes before the beginning of the meeting to register your attendance and complete the verification procedures to confirm that you were a stockholder of record as of March 20, 2026, the Record Date. To access the virtual Annual Meeting at the above website you will need to enter your unique control number provided to you on your proxy card to verify your identity.

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. If you encounter any technical difficulties logging onto www.virtualshareholdermeeting.com/ICUI2026 or during the meeting, there will be a 1-800 number and international number available on the website to assist you. Technical support will be available 15 minutes prior to the start time of the meeting and through the conclusion of the meeting.

QUESTIONS AND ANSWERS ABOUT THE VIRTUAL ANNUAL MEETING AND PROXY MATERIALS

Voting Information

Why have I received a “Notice of Internet Availability of Proxy Materials”?

As permitted by SEC rules, we are making this Proxy Statement and our 2025 Annual Report available to certain of our stockholders electronically via the Internet. On or about _______, 2026, we mailed to these stockholders a Notice of Internet Availability of Proxy Materials (“Internet Notice”) containing instructions on how to access this Proxy Statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and 2025 Annual Report. We encourage you to access and review the Proxy Statement and 2025 Annual Report in advance of voting. The Internet Notice also instructs you on how you may submit your proxy over the Internet or via telephone. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, follow the instructions for requesting such materials set forth on the Internet Notice.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is March 20, 2026. You are entitled to vote at the Annual Meeting only if you are a stockholder of record at the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. Each share of our common stock entitles its holder to one vote per share on all matters presented to our stockholders at the Annual Meeting.

How do I submit my proxy?

    You will have the opportunity to attend the virtual Annual Meeting and vote electronically during the virtual Annual Meeting if you choose. Whether or not you attend and vote electronically during the virtual Annual Meeting, it is important that your shares be represented and voted. If you are a stockholder of record, you can give a proxy to have your shares voted at the virtual Annual Meeting in one of the following three ways:

•by signing, dating, and mailing the enclosed proxy card in the enclosed envelope, if you received paper copies of these materials. Proxy cards submitted by mail must be received by the Company no later than May 12, 2026 in order for your shares to be voted;
•electronically, via the Internet by accessing www.proxyvote.com using your control number on your proxy card until 11:59 P.M. Eastern Time on May 12, 2026; or
•over the telephone by calling toll free number 1-800-690-6903 until 11:59 P.M. Eastern Time on May 12, 2026.

    The Internet and telephone proxy submission procedures are set up for your convenience and are designed to verify your identity, to allow you to give voting instructions, and to confirm that those instructions have been properly recorded.

    If your shares are held in the name of a bank, broker or other holder of record (shares held in “street name”), you may vote by submitting voting instructions in the manner prescribed by your bank, broker or nominee. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. In most instances, you will be able to do this on the Internet, by telephone or by mail as indicated above.

How can I attend and vote my shares during the virtual Annual Meeting?

The procedures for attending and voting during the Annual Meeting are designed to verify your identity and allow you to vote. You should retain the attachment to the proxy card enclosed with this Proxy Statement on which your unique control number appears. You will need to write this control number on your ballot to verify your identity. Note that if your shares are held in “street name,” you should contact your bank or broker to obtain your control number or otherwise vote through your bank or broker. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will be in listen-only mode and will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

    To vote during the meeting, visit www.virtualshareholdermeeting.com/ICUI2026 and vote electronically. Electronically submitted ballots must be received before the polls are closed during the Annual Meeting to be counted.

    Even if you currently plan to electronically attend the virtual Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. If you vote by proxy and then decide to attend the virtual Annual Meeting, you will be able to vote electronically during the Annual Meeting if you wish to change your vote.

How can I ask questions at the 2026 Annual Meeting?

The 2026 Annual Meeting will include a question and answer session, during which we will answer questions submitted in accordance with the meeting rules posted on the meeting website (www.virtualshareholdermeeting.com/ICUI2026) and that are relevant to the proposals to be voted on. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote my shares during the virtual Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Stockholders will have an opportunity to submit written questions via the Internet at any time during the meeting by following the instructions that will be available on the meeting website. Stockholders may also submit written questions in advance of the Annual Meeting at proxyvote.com before 11:59 P.M Eastern Time on May 12, 2026. In both cases, stockholders must have available their control number.

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to 10 minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote my shares at the virtual Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be available on our Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”). Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:

•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to information beyond that which is contained in our prior public disclosures;
•related to material non-public information of the Company;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of statements already made by another stockholder;

•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Corporate Secretary in their reasonable judgment.

Why didn’t I receive a printed copy of the proxy materials?

As permitted by the SEC rules, we have elected to provide access to our proxy materials and 2025 Annual Report online instead of sending all stockholders a full set of printed proxy materials. Stockholders will not receive paper copies of the proxy materials unless they request them. We believe that electronic delivery provides you with prompt access to our proxy materials, lowers our costs of printing and delivering proxy materials, and minimizes the environmental impact of printing paper copies. You should have already received the Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials and vote. If you would like to receive a printed copy of our proxy materials, see below.

How can I request a paper or e-mail copy of the proxy materials?

    You may receive a paper or e-mail copy of the proxy materials free of charge by requesting a copy prior to April 29, 2026, to facilitate timely delivery, through one of the following:

•By Internet:    www.proxyvote.com
•By telephone:    1-800-579-1639
•By e-mail:    sendmaterial@proxyvote.com

Where can I find the voting results?

    We will announce the preliminary voting results at the virtual Annual Meeting. We also will report the final voting results on a Form 8-K, which we expect to file with the SEC within four business days after the virtual Annual Meeting has been held.

How will my proxy be voted?
    If you are a record holder and submit your proxy without instructions as to how it is to be voted, the proxy holders identified on the proxy will vote your shares as follows:

•FOR proposal 1, the election as directors of the seven director nominees named in this Proxy Statement;
•FOR proposal 2, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026;
•FOR proposal 3, the advisory vote to approve executive compensation paid to our named executive officers;
•FOR proposal 4, the amendment of the Company's Amended and Restated Certificate of Incorporation to adopt simple majority voting provisions;
•FOR proposal 5, the amendment of the Company’s Amended and Restated Certificate of Incorporation to adopt a stockholder right to call special meetings at an ownership threshold of 25%;
•FOR proposal 6, approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 5; and
•AGAINST proposal 7, an advisory vote on a stockholder proposal to establish a 10% stockholder special meeting right.
    If you indicate voting instructions when you submit your proxy, the proxy holders will follow your instructions in casting votes. If you hold your shares through a broker and do not instruct the broker on how to vote your shares, your shares will not be voted for proposal 1, proposal 3, proposal 4, proposal 5, proposal 6 or proposal 7 each of which are non-routine matters, as applicable, and instead will be considered a “broker non-vote” as to each of those proposals. If you do not instruct the broker on how to vote your shares on proposal 2, the broker will be permitted to exercise its discretion to vote your uninstructed shares on proposal 2.

    The Board does not know of any matters that will come before the Annual Meeting other than those described in the Notice of Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, then the proxy holders will have discretion to vote on such matters as they see fit.

Your vote is important. Thank you for voting.

Voting Matters and Board Recommendations

    The Board is not aware of any matter that will be presented for a vote at the Annual Meeting other than those shown below.

    Broker Non-Votes. The term “broker non-votes” refers to shares held by a broker in “street name” that are present by proxy but are not voted pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. Broker non-votes on non-routine matters are not counted as entitled to vote on a matter in determining the number of affirmative votes required for approval of the matter but are counted as present for quorum purposes. Of the proposals to be considered at the Annual Meeting, only the ratification of the appointment of the independent registered public accounting firm is considered to be a routine matter on which brokers may vote without instructions from beneficial owners. The election of directors, the advisory vote to approve named executive officer compensation, the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to adopt simple majority voting provisions, the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to adopt a stockholder right to call special meetings at an ownership threshold of 25%, the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 5 and the advisory vote to approve a stockholder proposal to establish a 10% stockholder special meeting right are considered non-routine matters on which brokers may not vote without instructions from the beneficial owners.

Votes Withheld and Abstentions. Under our Bylaws, a share present at the meeting but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal (“votes withheld”), shall be counted as present for purpose of establishing a quorum but shall not be counted as a vote cast for or against the proposal.
    Assuming that a quorum is present, the votes required to approve the matters before the Annual Meeting are as follows:
•Proposal 1. Election of Directors: The election of directors will be decided by a plurality of the votes cast. The seven director nominees receiving the highest number of affirmative “for” votes will be elected. Votes marked "withheld" and broker non-votes will have no effect on the outcome of the proposal. In addition, under our Bylaws, in an uncontested election of directors (one in which the only nominees are those nominated by the Board), any nominee who receives a greater number of votes "withheld" from his or her election than votes "for" his or her election shall, within 10 days following the certification of the stockholder vote, tender his or her written resignation to the Chairperson of the Board for consideration by the Nominating/Corporate Governance Committee of the Board ("the Nominating Committee"). The Nominating Committee shall consider such tendered resignation and within 60 days following the certification of the stockholder vote, shall make a recommendation to the Board concerning the acceptance or rejection of the resignation.

•Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm: Stockholder approval of this matter requires the affirmative vote of the holders of a majority of the votes cast on the matter affirmatively or negatively. Abstentions will not affect the outcome of this proposal. As brokers have the discretionary authority to vote uninstructed shares on this matter, broker non-votes are not expected for this proposal.

•Proposal 3. Advisory vote to approve our Named Executive Officer Compensation: Stockholder approval of this matter requires the affirmative vote of the holders of a majority of the votes cast on the matter affirmatively or negatively. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•Proposal 4. Vote to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to adopt simple majority voting provisions: Stockholder approval of this matter requires the affirmative vote of the holders of a majority of the outstanding shares of our stock entitled to vote thereon. Abstentions and broker non-votes will have the effect as a vote against this proposal.

•Proposal 5. Vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to adopt a stockholder right to call special meetings at an ownership threshold of 25%: Stockholder approval of this matter requires the affirmative vote of the holders of a majority of the outstanding shares of our stock entitled to vote thereon. Abstentions and broker non-votes will have the effect of a vote against this proposal.

•Proposal 6. Vote to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 5: Stockholder approval of this matter requires the affirmative vote of the holders of a majority of the votes cast on the matter affirmatively or negatively. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•Proposal 7. Advisory vote on a stockholder proposal to establish a 10% stockholder special meeting right: Stockholder approval of this matter requires the affirmative vote of the holders of a majority of the votes cast on the matter affirmatively or negatively. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendations

    The Board recommends that you vote:

•FOR the election of the seven nominees for election to the Board to serve until the next annual meeting of stockholders or until their successors have been elected and qualified;

•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026;

•FOR the approval, on an advisory basis, of our named executive officer compensation;

•FOR the amendment of the Company's Amended and Restated Certificate of Incorporation to adopt simple majority voting;

•FOR the amendment of the Company’s Amended and Restated Certificate of Incorporation to adopt a special meeting right at an ownership threshold of 25%;

•FOR the adjournment of the Annual Meeting, if necessary, to solicit additional proxies to approve Proposal 5; and

•AGAINST the stockholder proposal to establish a 10% stockholder special meeting right.
Virtual Annual Meeting Attendance

    As permitted by Delaware law, the Annual Meeting will be held entirely virtually at www.virtualshareholdermeeting.com/ICUI2026, on Wednesday, May 13, 2026 at 9:00 a.m., Pacific Daylight Time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. There will be no physical location at which stockholders may attend the Annual Meeting, but stockholders may attend and participate in the meeting electronically. Stockholders who participate in the virtual Annual Meeting will be deemed to be present in person and will be able to vote during the Annual Meeting at the times that the polls are open. Stockholders who wish to attend the meeting should go to www.virtualshareholdermeeting.com/ICUI2026, at least 10 minutes before the beginning of the meeting to register their attendance and complete the verification procedures to confirm that they were stockholders of record as of March 20, 2026, the record date. Stockholders of record will need to provide the control number on the attachment to the enclosed proxy card to verify their identity.

    Beneficial owners whose stock is held for them in street name by their banks, brokers or other nominees may also attend the Annual Meeting by going to www.virtualshareholdermeeting.com/ICUI2026, at least 10 minutes before the beginning of the meeting to register their attendance and complete the verification procedures to confirm that they were a beneficial owner as of the record date. Beneficial owners will need to provide the name of the broker or other nominee that holds their shares to gain access to the virtual meeting. Such beneficial owners may only cause their shares to be voted by providing voting instructions to the persons who hold the beneficial owners’ shares for them.

Revoking or Changing Your Vote

    A stockholder giving a proxy may revoke its vote at any time before it is voted at the Annual Meeting by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the Annual Meeting electronically and elects to vote electronically during the meeting. Subject to such revocation or suspension, all shares represented by each properly executed proxy or electronic vote received by the Company will be voted in accordance with the instructions indicated thereon, and if instructions are not indicated, will be voted in favor of (i) the election of the director nominees named in or otherwise nominated as set forth in this Proxy Statement, (ii) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ended December 31, 2026, (iii) the approval, on an advisory basis, of our named executive officer compensation, (iv) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to adopt simple majority voting provisions, (v) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to adopt a stockholder right to call special meetings, and (vi) the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies to approve Proposal 5; will be voted against the approval of the stockholder proposal to establish a 10% stockholder special meeting right; and will be voted in the discretion of the proxy holders on any other business that properly comes before the meeting. Currently, no matter is expected to be considered at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matters are properly brought before the Annual Meeting for action, it is intended that the shares of our Common Stock represented by proxies will be voted by the persons named as proxies on the proxy card in accordance with their discretion on such matters.

5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
    The following table provides information on the beneficial ownership of our common stock as of March 20, 2026, by (a) each current director and each nominee for director, (b) each named executive officer for fiscal year ended December 31, 2025 and (c) all current directors and executive officers of ICU as a group. Unless otherwise indicated in the footnotes following the table, and subject to community property laws where applicable, the Company believes that the persons as to whom the information is given have sole voting and investment power over the shares listed as beneficially owned. The business address of the Company’s directors and officers is 951 Calle Amanecer, San Clemente, California 92673.
Stock Ownership of Directors and Executive Officers:

		Shares of Common Stock Owned	Shares Acquirable	Total Shares Beneficially Owned	Percent of Outstanding Shares (1)
	David C. Greenberg	8,460	11,862	20,322	*	(2)
	Elisha W. Finney	3,252	9,438	12,690	*
	David F. Hoffmeister	4,750	7,673	12,423	*
	Donald M. Abbey	4,750	7,673	12,423	*
	Laurie Hernandez	3,608	3,579	7,187	*
	Kolleen T. Kennedy	3,285	2,904	6,189	*
	Vivek Jain	279,172	—	279,172	1.1%	(3)
	Brian M. Bonnell	71,750	—	71,750	*
	Christian B. Voigtlander	46,306	—	46,306	*
	Daniel Woolson	24,602	—	24,602	*
	Virginia Sanzone	21,907	—	21,907	*
	All directors and executive officers as a group (11 persons)	471,842	43,129	514,971	2.1%
____________________________
* Represents less than 1% of our outstanding Common Stock

(1)
The beneficial ownership percentage of each stockholder is calculated based on the number of shares of Common Stock outstanding as of March 20, 2026. Shares of our Common Stock that a person has the right to acquire within 60 days of March 20, 2026 (whether under restricted stock units ("RSUs") that vest during that period or under options currently exercisable or that are exercisable during that period) are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

(2)	Includes 500 shares held by David C. Greenberg, TTEE David C. Greenberg, Declaration of Trust.
(3)	Includes 152,339 shares held by Vivek Jain Descendant's Trust.

Beneficial Holders of More than 5%

    As of March 20, 2026, those that beneficially own more than 5% of ICU Common Stock were as follows:

	Name and Address of Beneficial Owner	Shares of Common Stock Owned	Percent of Outstanding Shares
	BlackRock Inc.	3,649,469	14.6%	(1)(2)
	50 Hudson Yards, New York, NY 10001

	Janus Henderson Group	2,470,146	9.9%	(1)(3)
	201 Bishopsgate EC2M 3AE, United Kingdom

	The Vanguard Group, Inc.	2,440,729	9.8%	(1)(4)
	100 Vanguard Blvd, Malvern, PA 19355

	Fuller & Thaler Asset Management, Inc.	1,412,644	5.7%	(1)(5)
	411 Borel Avenue, Suite 300, San Mateo, CA 94402
____________________________
(1)
Information included solely in reliance on information included in statements filed with the Securities and Exchange Commission (“SEC”) pursuant to Section 13(d) or Section 13(g) of the Securities Act of 1934, as amended, by the indicated holder.

(2)	Based solely on a BlackRock, Inc. stated in its Schedule 13G/A filed with the SEC on November 08, 2024, BlackRock, Inc. that, of the 3,649,469 shares beneficially owned, it has sole voting power over 3,597,246 shares and sole dispositive power over all 3,649,469 shares. The address for BlackRock, Inc.is 50 Hudson Yards, New York, NY 10001.
(3)	Based solely on a Schedule 13G/A filed with the SEC on August 14, 2025, Janus Henderson Group plc has shared voting and shared dispositive power over 2,470,146 shares, and Janus Henderson Enterprise Fund has shared voting and shared dispositive power over 1,230,753 shares. Janus Henderson Group plc is a parent holding company of Janus Henderson Enterprise Fund, which is a registered investment company. The address for Janus Henderson Group plc is 201 Bishopsgate, EC2M 3AE, United Kingdom, and the address for Janus Henderson Enterprise Fund is 151 Detroit Street, Denver, Colorado 80206.
(4)	The Vanguard Group, Inc. stated in its Schedule 13G/A filing with the SEC on January 10, 2024, The Vanguard Group that, of the 2,440,729 shares beneficially owned, it has shared voting power with respect to 6,534 shares, sole dispositive power with respect to 2,412,238 shares and shared dispositive power with respect to 28,491 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)	Based solely on Schedule 13G/A filed with the SEC on November 12, 2024, Fuller & Thaler Asset Management, Inc. that, of the 1,412,644 shares beneficially owned, it has sole voting power over 1,390,673 shares and sole dispositive power over all 1,412,644 shares. The address for Fuller & Thaler Asset Management, Inc.is 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of ICU Medical, Inc. common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. ICU Medical, Inc. believes that, during fiscal 2025, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, with the exception noted below.

•A Form 4 report was inadvertently filed late for Vivek Jain on March 14, 2025 to report one transaction.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Information about our Executive Officers

The following table lists the names, ages, certain positions and offices held by our executive officers as of _______, 2026:

	Age	Office Held
Vivek Jain	54	Chairman of the Board and Chief Executive Officer
Brian Bonnell	52	Chief Financial Officer and Treasurer
Christian B. Voigtlander	58	Chief Operating Officer
Daniel Woolson	49	President
Virginia Sanzone	51	Corporate Vice President, General Counsel

Mr. Jain joined the Company in February 2014 as Chairman of the Board and Chief Executive Officer. Mr. Jain served as CareFusion Corporation's ("CareFusion") President of Procedural Solutions from 2011 to February 2014. Mr. Jain served as President, Medical Technologies and Services of CareFusion from 2009 until 2011. Mr. Jain served as the Executive Vice-President-Strategy and Corporate Development of Cardinal Health from 2007 until 2009. Mr. Jain served as Senior Vice President, Business Development and M&A for the Philips Medical Systems business of Koninklijke Philips Electronics N.V., an electronics company from 2006 to August 2007. Mr. Jain served as an investment banker at J.P. Morgan Securities, Inc., an investment banking firm, from 1994 to 2006. Mr. Jain's last position with J.P. Morgan was as Co-Head of Global Healthcare Investment Banking from 2002 to 2006.

Mr. Bonnell has served as our Chief Financial Officer and Treasurer since March 3, 2020. From May 2018 until March 2020, Mr. Bonnell served as the Company’s Corporate Vice President, Finance. Prior to joining the Company, Mr. Bonnell served as Treasurer and Head of Financial Planning and Analysis at Alere Inc. from May 2015 until December 2017. Prior to May 2015, Mr. Bonnell held various roles at CareFusion in Finance and last served as Senior Vice President, Tax and Treasurer.

Mr. Voigtlander has served as our Chief Operating Officer since January 2018. From February 2017 to January 2018, Mr. Voigtlander served as the Company’s Corporate Vice President, Business Development and General Manager, Infusion Solutions. From June 2015 to February 2017, Mr. Voigtlander served as the Company’s Vice President, Business Development. Prior to May 2015, Mr. Voigtlander held various roles at CareFusion and last served as Senior Vice President, Business Development and Strategy.

Mr. Woolson has served as our President since October 2024. Prior to becoming President Mr. Woolson served as our Corporate Vice President, General Manager - Infusion Systems from January 2017 to October 2024. Mr. Woolson served as President, Respiratory Solutions for Becton Dickinson from March 2015 to November 2016. Prior to March 2015, Mr. Woolson held various roles at CareFusion and last served as Vice President/General Manager, Specialty Disposables.

    Ms. Sanzone has served as our Corporate Vice President, General Counsel and Secretary since January 2018.  Ms. Sanzone served as the Company’s Vice President, General Counsel from August of 2015 to January 2018. Prior to August of 2015, Ms. Sanzone held various roles at CareFusion and last served as Senior Vice President, Associate General Counsel - Business Segments & Americas.

Our officers hold office until the first meeting of the Board of Directors after the annual meeting of stockholders succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes important information regarding the executive compensation program at ICU Medical, Inc. It describes our compensation philosophy, objectives regarding the compensation of our named executive officers, our compensation policies and practices, and determinations related to executive compensation specific to 2025. For 2025, our “named executive officers” representing the five executive officers disclosed in the compensation tables below were:

Vivek Jain	Chief Executive Officer (“CEO”) and Chairman of the Board
Brian Bonnell	Chief Financial Officer (“CFO”) and Treasurer
Christian Voigtlander	Chief Operating Officer (“COO”)
Daniel Woolson	President
Virginia Sanzone	Corporate Vice President, General Counsel

Executive Summary

    Our executive compensation program is designed to provide a total compensation package intended to attract and retain high-caliber executive officers and employees, as well as incentivize employee contributions that are consistent with our corporate objectives and stockholder interests. Our Compensation Committee, comprised solely of independent directors, believes it is important to provide a competitive total compensation package and share our success with our executive officers, as well as our other employees, when our objectives are met. The following is a summary of the aspects of our executive compensation program discussed further in this section.

•Pay for Performance. Our compensation program is designed to reward our executive officers and employees when the Company performs at or above target or to deliver below target compensation when the Company and/or individuals underperform.
•Mix of compensation components and incentives. We structure compensation packages to be a balanced mix of cash and equity compensation and we focus more on variable performance-based incentives (such as our annual bonus opportunity and equity awards) and less on fixed compensation (such as base salary). For 2025, on average, approximately 86% of our named executive officers’ target total direct compensation consisted of “variable” pay. In 2025, base salaries were maintained at their same level since 2022, except for an increase for Mr. Woolson for his change in responsibilities relating to his role as President that occurred at the end of 2024. Our base salaries remain below the median of our compensation peer group and, accordingly, performance-based incentive compensation remains critical for the retention of our executive officers.
•Performance-based equity. A significant portion of our long-term incentive compensation opportunities granted to our executive officers in the form of equity awards is earned based 100% on the achievement of financial and individual performance objectives rather than solely through time-based vesting.

2025 Business Highlights

(in millions, except per share and stock price amounts)
	2025	2024	Change
Revenue	$2,231.3	$2,382.0	(6.3)%
Net Income (Loss)	$0.7	$(118.0)	100.6%
Adjusted EBITDA(1)	$403.8	$370.5	9.0%
Diluted earnings (loss) per share (EPS)	$0.03	$(4.83)	100.6%
Adjusted Diluted EPS(2)	$7.75	$6.21	24.8%
Operating cash flow	$179.8	$204.0	(11.9)%
Free Cash Flow ("FCF")(3)	$99.9	$125.4	(20.3)%
Closing Stock Price at Fiscal Year-end	$142.67	$155.17	(8.1)%
___________________________
(1) Adjusted EBITDA adjusts from net income certain items as described in Annex A to this proxy statement. Our reconciliation of net income (loss) to Adjusted EBITDA is contained in Annex A to this proxy statement.

(2) Adjusted Diluted EPS represents diluted earnings (loss) per share adjusted for certain items as described in Annex A to this proxy statement. Our reconciliation of diluted earnings (loss) per share to Adjusted Diluted EPS is contained in Annex A to this proxy statement.

(3) Free Cash Flow represents operating cash flow adjusted for certain items as described in Annex A to this proxy statement. Our reconciliation of net cash provided by operating activities to free cash flow is contained in Annex A to this proxy statement.

2025 Executive Compensation Highlights

Compensation Philosophy

    “Pay for performance” is the underlying tenet of our compensation philosophy. Consistent with this focus, our 2025 executive compensation program includes annual performance-based cash bonuses and long-term incentive compensation, primarily in the form of performance-based ("PRSU") and time-based restricted stock unit awards, that are earned and vest based on continued service and for PRSUs satisfactory achievement of applicable preestablished performance goals. We emphasize long-term incentive compensation opportunities relative to short-term incentive opportunities in order to motivate our executive officers to focus on long-term value creation and accordingly have under-weighted both base salary and annual target bonus compensation relative to equity-based compensation as components of our annual target total direct compensation. Additionally, our executive compensation program is designed so that a significant portion of compensation is “at risk” based on Company performance, including short-term cash and long-term equity incentives, which also align the interests of our executive officers and stockholders.

    For 2025, on average, approximately 86% of our named executive officers’ annual target total direct compensation opportunity consisted of “variable” pay (assuming the payout at “target” performance of annual cash bonuses and performance-based RSU awards) and included the following elements:

•Performance-based cash. Our named executive officers participate in an annual cash bonus program which provides for payouts ranging from 0% to 150% of their target annual bonus opportunity based upon satisfactory achievement of preestablished financial performance goals, and the Compensation Committee reserves discretion to adjust bonuses up or down based on each named executive officer's individual performance as evaluated against preestablished individual performance goals in determining actual bonus payouts.

•Multi-year Performance-based RSU awards. The PRSU awards granted to our named executive officers are earned and cliff-vest only upon achievement of performance goals over a three-year performance period which is 50% based on the satisfactory achievement of a minimum three-year cumulative Adjusted EBITDA target and 50% based on the satisfactory achievement of a minimum three-year cumulative revenue target. These PRSU awards recognize contributions to our long-term success, align our executive officers' compensation with Company performance and allow us to retain key employees through long-term vesting and potential wealth creation.

•Time-based RSU awards. The time-based RSUs awards granted to our named executive officers balance our pay-for-performance philosophy with our retention objectives. The realized value of these awards will vary based on our stock price performance. Retention is achieved via a three-year vesting period. These vesting periods reinforce the named executive officers' focus on long-term stockholder value creation.

The following charts show the mix of “fixed” and “variable” pay for our CEO and other named executive officers (on average) in 2025. Fixed pay included base salary. Time-based RSU awards are included in variable pay below since the value of these awards varies with our stock price performance.

Strong Governance and Other Compensation Policies and Practices

We endeavor to maintain strong governance standards consistent with our executive compensation policies and practices. Our compensation philosophy and related corporate governance policies and practices are complemented by the following specific compensation policies and practices that are designed to align our executive compensation program with long-term stockholder interests:

•Meaningful Stock Ownership Guidelines. We maintain guidelines for the minimum ownership of shares of our Common Stock by our executive officers and the non-employee members of our Board, including a 5x base salary requirement for our CEO and 1x base salary requirement for our other executive officers.

•Limited Perquisites. We provide only limited perquisites or other personal benefits to our executive officers, such as a 401(k) plan matching contribution and Company-paid annual physicals.

•No Tax Reimbursements. We do not provide any tax reimbursement or "gross-up" payments on any perquisites or other personal benefits or on any severance or change-in-control payments or benefits.

•Hedging and Pledging Prohibited. We prohibit our executive officers and the non-employee members of our Board from hedging or pledging our equity securities.

•No Defined Benefit Pension. We do not currently offer, nor do we have plans to provide, defined benefit pension arrangements. At this time, we maintain a defined contribution 401(k) plan, which is available to our executive officers on the same basis as our other full-time, salaried U.S. employees.

•Clawback Policy. We maintain a clawback policy that applies to our executive officers and allows us to recover cash and equity incentive compensation in the event of a financial restatement.

2025 Say-on-Pay Vote

    We provide our stockholders with the opportunity to vote annually on an advisory basis to approve the compensation of our named executive officers (a “say-on-pay proposal”). Each year, the Compensation Committee considers the say-on-pay vote results from the prior Annual Meeting of Stockholders in connection with its review and evaluation of our executive compensation program. At our 2025 Annual Meeting of Stockholders, approximately 96% of the votes cast were voted in favor of our say-on-pay proposal, which we believe affirms our stockholders’ support of our executive compensation program.

Following the Annual Meeting to which this Proxy Statement relate, our next say-on-pay vote will occur at the 2027 Annual Meeting of Stockholders.

During 2025, our management team met with the majority of our top 20 stockholders who collectively own over 80% of the outstanding shares of our Common Stock, along with a number of other stockholders and potential stockholders. Engagement with our stockholders is important and during such engagement we have discussed numerous relevant topics at the forefront of companies today. These discussions covered topics such as financial performance and the long-term strategy of the Company. We listened carefully to the views of the stockholders and continue to believe that our executive compensation program is aligned with the expectations of the stockholders and investors.

How We Determine Executive Compensation

Compensation Philosophy and Objectives

Our executive compensation program is designed to align our named executive officers’ interests with those of our stockholders by establishing a direct and meaningful link between our business financial results and their compensation. In determining the target total direct compensation of our named executive officers, the Compensation Committee has been supported by its compensation consultant, as described in greater detail below in “Engagement of Compensation Consultant,” to make decisions after considering the following factors:

•the overall business and financial performance of the Company;
•the individual’s performance, experience and skills;
•the terms of employment agreements or other arrangements with the individual;
•an analysis of competitive market data for similar positions based on the Company’s compensation peer group with a focus on performance-based incentive compensation instead of fixed base salaries; and
•results from the prior year’s Say-on-Pay vote.

The primary objectives of our executive compensation program are to:

•provide competitive total pay opportunities that help attract, incentivize and retain leadership and key talent while focusing on performance-based incentive cash and equity-based compensation;
•establish a direct and meaningful link between business financial results, individual/team performance and rewards;
•provide strong incentives to promote the profitability and growth of the Company, create long-term stockholder value and incentivize superior performance; and
•encourage the continued attention and dedication of our executive officers and provide reasonable individual security to enable our executives to focus on our best interests.

Engagement of Compensation Consultant, Peer Group and Market Data

The Compensation Committee conducts an annual review and approval of our compensation strategy, including the review and approval of our compensation peer group. Since 2007, our Compensation Committee has engaged Compensia, a national compensation consulting firm, to assist in reviewing and making appropriate changes to our executive compensation guiding principles, to review and update our compensation peer group when appropriate, to evaluate the competitiveness of our executive officers' compensation, and to assist it in the course of its deliberations concerning executive compensation decisions. Compensia serves at the discretion of the Compensation Committee. The Compensation Committee has assessed the independence of Compensia and concluded that no conflict of interest exists that would prevent Compensia from independently representing the Compensation Committee.

The compensation peer group below was used by the Compensation Committee during 2025 as a reference for understanding the competitive market for executive positions in our industry sector. The market data used for the Compensation Committee’s comparative analysis was drawn from publicly-available sources for the companies in the compensation peer group. The peer group consists of companies in the publicly-held health care equipment and supply sectors that generally met the following characteristics: positive revenue growth, annual revenues of approximately 0.5-3.0 times our revenues and aggregate market values of approximately 0.5-4.0 times our aggregate market value. We believe these characteristics are relevant because their similarity captures the similarity in the labor market for executives.

For 2025, our compensation peer group included the following companies:

CONMED	Hologic	Sotera Health Company
DENTSPLY SIRONA	Integer Holdings	STERIS plc
Enovis	Integra LifeSciences Holdings	Teleflex
Envista Holdings	Masimo	The Cooper Companies
Haemonetics	Merit Medical Systems

Based on the peer analysis performed by Compensia in 2025 for the purpose of selecting our 2025 peer group, Patterson Companies was removed, and Enovis was added. In general, peer companies are removed when they no longer fit the selection criteria or if they undergo a transaction to go private, as described further below, and added when they reflect the financial and industry characteristics more similar to our company.

In making compensation decisions, the Compensation Committee believes that a critical factor in ensuring the Company’s ability to attract, retain and motivate its executive officers is ensuring that their compensation is competitive with companies that it considers to be competitors. As such, in determining the appropriate level and form of compensation, the Compensation Committee periodically reviews competitive market data relating to the cash and equity compensation of similarly-sized medical device and life sciences companies that is provided by Compensia.

Compensation Elements

In setting compensation levels for our executive officers, the Compensation Committee considers each element of compensation separately as well as the aggregate value of all elements of compensation for each individual. Amounts realized or realizable from awards under prior incentive compensation plans or awards, including stock options, do not significantly influence the pay setting process of current compensation levels. The significant compensation components are base salary, annual cash bonuses and equity awards; we also provide severance and change in control payments and benefits. Further, our focus on performance-based incentive cash and equity compensation is critical to the retention of our named executive officers, as the Company’s compensation philosophy has kept base salaries lower than the median of our peers and the largest portion of our named executive officers' target total direct compensation opportunity has come from long-term performance-based incentive compensation. This underlying philosophy aligns the compensation of our executive officers with the creation of long-term stockholder value.

    While the Compensation Committee does not use specific target percentiles when making compensation decisions, it does consider competitive market data in the course of its deliberations. The Compensation Committee believes that such information is useful in at least two respects. First, the Compensation Committee recognizes that our compensation levels must be competitive to attract, motivate, and retain superior executive talent. Second, the Compensation Committee believes that developing a general understanding of the compensation provided to the executives at our peer companies is useful in assessing the reasonableness and appropriateness of individual executive compensation elements.

    Accordingly, the Compensation Committee considers an analysis of the compensation practices of the companies in the compensation peer group, as well as evolving market practices, to ensure that it remains informed of current practices when making compensation decisions. This information is one of several factors, including the factors that are described above in the “Compensation Philosophy and Objectives” section, that the Compensation Committee considers in making its decisions with respect to the compensation of our executive officers.

Base Salaries

    The Compensation Committee initially established the base salaries with our named executive officers as the result of an arms-length negotiation with each individual.

    As part of its annual review of our executive compensation program, our Compensation Committee determined to maintain the 2025 annual base salaries of our executive officers at their 2024 levels, except for Mr. Woolson whose salary was increased to compensate for his promotion to President at the end of 2024. The following table presents each named executive officer's annual base salary for 2025 as approved in March 2025:

Name	Position	2025 Annual Base Salary	% Change Over Prior Year
Vivek Jain	Chief Executive Officer/ Chairman of the Board	$775,000	—%
Brian Bonnell	Chief Financial Officer and Treasurer	$475,000	—%
Christian Voigtlander	Chief Operating Officer	$500,000	—%
Daniel Woolson	President	$400,000	6%
Virginia Sanzone	Corporate Vice President, General Counsel	$430,000	—%

Annual Cash Bonus Program

Overview

    As part of its annual review of our executive compensation program and pursuant to the terms of our Management Incentive Plan (“MIP”), the Compensation Committee sets target annual cash bonus opportunities for our executive officers and selects the financial performance measures and related target levels for each year. Cash bonuses under the MIP are based on corporate and individual performance measures for the applicable year.

    The following table presents the 2025 target annual cash bonus opportunities (calculated as a percentage of base salary) and the eligible MIP payment range (threshold, target and maximum) for each named executive officer, which were unchanged from 2024.

Name	Threshold Bonus (% of Target Bonus)	Target Bonus (% of 2025 Base Salary)	Stretch Bonus (% of Target Bonus)
Vivek Jain	50%	100%	150%
Brian Bonnell	50%	60%	150%
Christian Voigtlander	50%	60%	150%
Daniel Woolson	50%	60%	150%
Virginia Sanzone	50%	60%	150%

For 2025, payouts under the MIP for our named executive officers and all other employees who participate in the MIP were based on the Company’s achievement of preestablished Adjusted EBITDA (weighted 75%) and FCF (weighted 25%) goals. The Compensation Committee determined to use Adjusted EBITDA as a short-term performance measure under our 2025 MIP because it believes Adjusted EBITDA is a positive indicator of our operating results and increased stockholder value and aligns our executive officer's short-term incentive compensation opportunity with a key financial metric. The Compensation Committee also determined to use FCF as a performance measure under our 2025 MIP in order to reward our executive officers for efficient deployment and utilization of capital and to align the executive officer's short-term incentive compensation opportunity with a second key company objective. For purposes of the 2025 MIP:

• “Adjusted EBITDA” generally means net income adjusted for net interest, stock compensation expense, depreciation expense, intangible asset amortization expense, restructuring, strategic transaction and integration expense, change in fair value of contingent earn-out, quality system and product-related remediation charges, asset write-offs and similar charges, settlements, gain on sale of business, noncash release of loss on contract provision, gross profit on contract manufacturing, and income tax expense, as further described in Annex A to this proxy statement;

•“FCF” generally means net cash provided by operating activities minus purchase of property, plant and equipment, plus proceeds from sale of assets, as shown in Annex A to this proxy statement.

In addition, each tentative payout under the MIP may be further adjusted at the discretion of the Compensation Committee on any relevant factor the Committee choses, including based on individual performance factors.

Based on the achievement of Adjusted EBITDA and FCF, the 2025 MIP would fund to a certain bonus pool amount. The Compensation Committee was permitted to allocate the bonus pool under the 2025 MIP among the participants, including the named executive officers, in its discretion and was not required to allocate the entire pool.

MIP Targets and Funding Levels

    Based on a review of current economic conditions, the Compensation Committee established the following Adjusted EBITDA (weighted 75%) and FCF (weighted 25%) performance goals for the 2025 MIP, represented here before the prescribed plan adjustments related to the joint venture transaction and changes in tariff policy:

	Threshold Goal	Target Goal	Stretch Goal
Adjusted EBITDA Performance for Executive Plan (in Millions)	$395	$410	$425
Free Cash Flow (in Millions)	$45	$85	$125
MIP Payout (% of Target Bonus)	50%	100%	150%

Performance Against the MIP Targets

The 2025 MIP performance targets reflected above were established without regard to the joint venture transaction and changes in tariff policy, both of which were anticipated at the time but the impacts of which were difficult to quantify. Therefore, actual performance under the MIP was calculated excluding these impacts. These adjustments ensure that 2025 MIP payouts remain aligned with core operational performance and management's execution of the strategic plan. The adjustment for the impact of the joint venture transaction accounts for lost earnings and cash flows resulting from the deconsolidation of our IV Solutions business, which transitioned to a joint venture (the "joint venture") during 2025 in which the Company now holds a noncontrolling interest. This ensures that the performance of the remaining wholly owned operations is measured fairly against the original targets. For the 2025 MIP, the adjustments relating to changes in tariff policy calculated approximately 50% of the value of the incremental tariff impacts recognized in 2025. The 2025 MIP design also allowed for adjustments resulting from changes in tariff and trade policies for up to 50% of the incremental tariff expense as the Compensation Committee determined that sharing the economic impacts from additional tariffs between management and shareholders was equitable given the unique, pervasive and evolving nature of this item. Although the 2025 MIP permitted adjustment for up to 50% of the incremental incurred tariff expense, given the Company's underlying performance, the full 50% allowed adjustment was not required to achieve the maximum targets in the plan based on the relative weighting of the financial metrics. The Adjusted EBITDA and FCF results were adjusted by $4 million out of the $26 million of incremental tariff expense recognized by the Company during 2025 and by $18 million of the incremental $30 million of incremental tariffs paid by the Company during 2025, respectively.The following table reconciles our reported non-GAAP reported results for Adjusted EBITDA and FCF to the final performance metrics for the 2025 MIP:

Amount (in Millions)
Reported Adjusted EBITDA	$403.8
(+) Joint Venture Deconsolidation	17.0
(+) Tariff Policy (increase amount limited by maximum stretch goal ceiling)	4.2
Final Adjusted EBITDA Performance for 2025 MIP	$425.0

Reported FCF	$99.9
(+) Joint Venture Deconsolidation	7.0
(+) Tariff Policy (increase amount limited by maximum stretch goal ceiling)	18.1
Final FCF Performance for 2025 MIP	$125.0

Based on the Company's reported 2025 Adjusted EBITDA and FCF performance of $403.8 million and $99.9 million, respectively, with consideration of the above mentioned items, which amounted to a final 2025 Adjusted EBITDA and final FCF of $425.0 million and $125.0 million, respectively, the Compensation Committee approved the funding of the bonus pool under the 2025 MIP at 150% of target. The Compensation Committee determined that the bonus payout for each eligible participant would be a base of 110% of target, to be paid in March 2026, with the remaining 40% to be deferred and paid during the fourth quarter of 2026, subject to continued service through the applicable payment date (thereby furthering the Company's retention objectives).

Based on the review of each named executive officer's individual performance and contributions to the Company for 2025 (as described hereafter) with consideration given for individual contributions to work performed in 2025, the Compensation Committee determined that each of Mr. Jain, Mr. Voigtlander, Mr. Bonnell, Mr. Woolson and Ms. Sanzone earned an annual cash bonus payout equal to 150% of their target annual cash bonus opportunities. Specifically, the Compensation Committee considered the named executive officers' contributions for significant efforts relating to the joint venture announced in November 2024 which closed during 2025, amidst a challenging and volatile economic environment. The

Compensation Committee also recognized the ongoing extensive demands placed on these executive officers throughout the year with respect to other current projects and operations of the Company.

The following table presents the threshold, target and stretch annual cash bonus payouts under the 2025 MIP, as well as the actual amounts earned under the 2025 MIP by each named executive officer for 2025 following the application of each named executive officer's individual performance factor:

Name	Salary	Potential Threshold Bonus	Potential Target Bonus	Potential Maximum Bonus	Actual Bonus Paid	Actual Bonus Paid % of Target Bonus
Vivek Jain	$775,000	$387,500	$775,000	$1,162,500	$1,162,500	150%
Brian Bonnell	$475,000	$142,500	$285,000	$427,500	$427,500	150%
Christian Voigtlander	$500,000	$150,000	$300,000	$450,000	$450,000	150%
Daniel Woolson	$400,000	$120,000	$240,000	$360,000	$360,000	150%
Virginia Sanzone	$430,000	$129,000	$258,000	$387,000	$387,000	150%

Equity Awards

    We grant equity awards to our executive officers to align their economic interests with the interests of our stockholders and to help achieve our retention objectives. The use of equity awards further promotes our efforts to encourage the profitability and growth of the Company through the establishment of strong incentives to increase the sustained value of our common stock.

2025 Equity Awards

    In March 2025, as part of its annual review of our executive compensation program, the Compensation Committee approved the grant of PRSU awards and RSU awards to our named executive officers. This decision was based, in part, on the Compensation Committee's continued belief that granting a combination of PRSUs and RSUs effectively balance the Company’s pay-for-performance and retention objectives, and the PRSUs effectively drive performance on specific financial metrics that will translate into long-term stockholder value creation.

The following table presents the dollar values of the RSU awards and the PRSU awards (at target) approved by the Compensation Committee in March 2025, these target values were flat as compared to the target values of the equity awards granted in the prior year:

Name	RSUs Target Value ($)	PRSUs Target Value ($)
Vivek Jain	2,250,000	2,250,000
Brian Bonnell	1,500,000	1,500,000
Christian Voigtlander	1,500,000	1,500,000
Daniel Woolson	675,000	675,000
Virginia Sanzone	1,000,000	1,000,000

These target values above were then used to determine the number of units to be granted to each named executive officer for 2025 (using the price of our common stock on the grant date) and (with each earned and/or vested unit subject to conversion on a one-for-one basis into shares of our Common Stock upon settlement) as follows:

Name	Time-Based RSUs (#)	PRSUs (#)(1)
Vivek Jain	15,848	15,849
Brian Bonnell	10,566	10,566
Christian Voigtlander	10,566	10,566
Daniel Woolson	4,755	4,755
Virginia Sanzone	7,044	7,044

____________________________
(1) Number of units shown represents the total award that can be earned (at target) at the end of a three-year performance period.

Consistent with our overall pay-for-performance philosophy, our Compensation Committee determined the size of the 2025 equity awards so that the target total direct compensation opportunity of the named executive officers fell in the competitive market range, as appropriate, after considering such factors as Company and individual performance, experience, longevity with the Company, internal pay parity considerations and unique requirements of the position. In addition, the Compensation Committee considered the recommendations of the Chief Executive Officer (except with respect to his own equity award); a competitive market analysis performed by Compensia; the current outstanding and unvested equity holdings of each named executive officer and their respective retention hold; and the dilutive effect of the equity awards.

    The RSU and PRSU awards granted to the named executive officers in 2025 were subject to the following provisions:

The PRSU awards have a three-year performance period commencing January 1, 2025 and ending on December 31, 2027. Between 0% and 250% of the target number of PRSUs will be eligible to be earned and vest 50% based upon the achievement of a minimum preestablished three-year cumulative Adjusted EBITDA target over the performance period and 50% based on a minimum preestablished three-year cumulative Adjusted Revenue target. Because the current disclosure of the performance target would result in competitive harm to the Company, it will be disclosed when the performance is actually determined after the close of the performance period. Adjusted EBITDA for purposes of the PRSUs has the same meaning as Adjusted EBITDA described above under "Annual Cash Bonus Program."

These performance measures were selected by our Compensation Committee as the appropriate long-term performance measures for the PRSU awards as they align the future payout (if any) with our sustained Adjusted EBITDA and Adjusted Revenue performance. The units subject to the PRSU awards that are earned will vest in full on March 7, 2028 (and be subject to conversion into shares of our Common Stock), subject to the named executive officer’s continued service through such vesting date. Any unearned PRSUs as of March 7, 2028 will be forfeited automatically on such date.

The time-based RSUs awards granted to our named executive officers vest in equal annual increments over a three-year period from the date of grant, subject to each named executive officer's continued service through each vesting date.

We do not pay or accrue dividend equivalents on any PRSU award or RSU awards.

Performance of Equity Awards Granted

In 2023, we granted PRSUs to our named executive officers. For the CEO, COO, CFO and the CVP, GC, the PRSUs cliff-vested in March 2026, subject to continued service through such vesting date and the achievement of minimum three-year Adjusted Revenue and Adjusted EBITDA compound annual growth rates, commencing on January 1, 2023 and ending on December 31, 2025, which when reviewed against a predetermined vesting matrix had the potential to vest between 0% to 250% of the awarded PRSUs.

On February 11, 2026, the CEO and Compensation Committee evaluated the impacts of both the above-mentioned joint venture transaction and changes in tariff policy on our 2025 financial results. The Compensation Committee concluded that consolidated Adjusted Revenue and Adjusted EBITDA should be normalized to reflect the impact of lost revenue and associated Adjusted EBITDA related to the joint venture transaction and that while the incremental tariffs are reflected in our reported Adjusted EBITDA, these unforecasted costs were not indicative of the underlying operational execution for 2025. As such, the Compensation Committee approved an increase in Adjusted EBITDA for $13.0 million, which represents 50% of the total incremental import tariffs recognized in 2025. Both increases were to realign with assumptions used when the original performance targets were established. The following table depicts these increases to the actual results achieved:

Performance Metric	Adjusted Revenue	Adjusted EBITDA
Actual	$6,760.0	$1,150.0
(+) Joint Venture Deconsolidation	235.0	17.0
(+) Tariff Policy	—	13.0
Final Plan Result	$6,995.0	$1,180.0

Based on the increases discussed above, on February 11, 2026, the CEO and Compensation Committee determined that 117% of the awarded PRSUs were earned based on the Adjusted Revenue and Adjusted EBITDA compound annual growth achieved during the performance period. PRSUs. Each of the following named executive officers earned the following number of units granted under the 2023 PRSU award:

NEO	Target PRSUs (#)	PRSU Award Achievement (%)	Earned PRSU (#)
Vivek Jain	14,616	117%	17,101
Brian Bonnell	9,744	117%	11,400
Christian Voigtlander	9,744	117%	11,400
Virginia Sanzone	4,872	117%	5,700

In 2023, Mr. Woolson was granted a PRSU award that may be earned and vest as to one-third, if at all, of the total number of units underlying the award on the first, second and third anniversaries of the applicable grant date, subject to the CEO and Compensation Committee's determination that preestablished individual performance goals have been met with respect to the applicable year and his continued service through such annual vesting date. On February 11, 2026, the CEO and Compensation Committee determined that the 2025 individual performance goals had been met for Mr. Woolson, and therefore one-third of the total number of the 2023 PRSUs vested on the anniversary date of the award, as shown in the table below:

NEO	Target PRSUs (#)	PRSU Award Achievement (%)	Earned PRSUs (#)
Daniel Woolson	2,924	100%	2,924

In 2024, we granted PRSUs to our named executive officers that cliff-vested on March 8, 2026, subject to continued service through such vesting date and the achievement of minimum two-year cumulative Adjusted EBITDA, commencing on January 1, 2024 and ending on December 31, 2025, which when reviewed against a predetermined vesting matrix had the potential to vest 0% to 250% of the awarded PRSUs. In accordance with the terms of the 2024 PRSU agreements, the Compensation Committee normalized the performance metrics to account for the joint venture transaction and incremental tariffs, as detailed above. The following table depicts these adjustments to the actual results achieved:

Performance Metric	Adjusted EBITDA
Reported	$774.0
(+) Joint Venture Deconsolidation	17.0
(+) Tariff Policy (increase amount limited by maximum threshold in vesting matrix)	9.0
Plan Result	$800.0

Based on the adjustments above, on February 11, 2026, the CEO and Compensation Committee determined that 250% of the awarded PRSUs were earned based on the actual cumulative Adjusted EBITDA achieved during the performance period. Each of the following named executive officers earned the following number of units granted under the 2024 PRSU award:

NEO	Target PRSUs (#)	PRSU Award Achievement (%)	Earned PRSUs (#)
Vivek Jain	43,054	250%	107,635
Brian Bonnell	28,703	250%	71,758
Christian Voigtlander	28,703	250%	71,758
Daniel Woolson	6,459	250%	16,148
Virginia Sanzone	9,567	250%	23,918

Severance and Change in Control Payments and Benefits

Severance and Change in Control Arrangements with our Named Executive Officers

We have entered into an amended and restated employment agreement with our CEO that provides for severance and change in control payments and benefits, and we maintain a Severance Plan, in which the remaining named executive officers participate. These arrangements provide for severance payments and benefits upon a qualifying termination of employment, both outside and in the change in control context, as described in greater detail below in “Potential Payments upon Termination or Change in Control.” We believe that these payments and benefits are essential for us to fulfill our objective of attracting and retaining key managerial talent.

Equity Plan

    In addition, under our Amended and Restated 2011 Stock Incentive Plan, as amended, equity awards granted to the named executive officers will accelerate and vest in full upon a change in control of the Company if the surviving entity does not assume or replace such outstanding awards with economically equivalent awards (as opposed to accelerating in full upon a “single-trigger” change in control). Pursuant to the terms of the 2025 and 2024 PRSU award agreements with our named executive officers, upon a corporate transaction or change of control if the award recipient remains in continuous service until at least immediately prior to such event then any outstanding units will be deemed earned and will vest immediately prior to such event in an amount calculated by applying a 2.5 times and 2.0 multiple, respectively. Pursuant to the terms of the agreement the 2025 PRSU awarded to the CEO, upon an "Involuntary Termination" (as defined in the CEO's employment agreement) will be deemed earned in accordance with the vesting matrix and shall remain outstanding and eligible to vest in accordance with the original vesting schedule, if the CEO remains in continuous service through September 15, 2026. Pursuant to the terms of the 2024 PRSUs awarded to the CEO will accelerate at a 1.0 times factor upon an "Involuntary Termination" (as defined in the CEO's employment agreement). Pursuant to the terms of the 2023 PRSU award agreements of the named executive officers (other than Mr. Woolson), upon a corporate transaction or change of control if the award recipient remains in continuous service until at least immediately prior to such event and the award is not assumed or replaced by the surviving or successor entity, then any outstanding units will be deemed earned, and will vest immediately prior to such event in an amount calculated by applying 2.0 multiple.

Health and Welfare Benefits; Perquisites

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans. We do not provide pension or other post-retirement benefits, other than matching contributions under the Company’s 401(k) retirement savings plan. The Company does not provide perquisites or other personal benefits to our executive officers.

Stock Ownership Guidelines

    We maintain stock ownership guidelines for our CEO and the non-employee members of our Board discussed below in “Compensation of Directors.” Our CEO has up to five years from the time of appointment to acquire and retain shares of our Common Stock that equal or exceed five times his annual base salary pursuant to the terms of such guidelines. We also maintain stock ownership guidelines for our remaining executive officers. These executive officers have up to five years to acquire and retain shares of our Common Stock that equal or exceed the annual base salary of the executive officer. Shares beneficially owned by our CEO, our other executive officers, directly or indirectly, such as shares held by an immediate family member living in the same household or shares in a trust, and vested restricted shares and shares represented by vested RSUs, count toward meeting the stock ownership guidelines. All of our executive officers who have met the five year mark are in compliance with the stock ownership guidelines.

Anti-Pledging / Hedging Policies

Our Board has adopted an insider trading policy, which applies to all of our directors, officers and employees, as well as their family members and entities under their control. The policy prohibits such persons and entities from engaging in any speculative transactions in Company securities, including share pledging, engaging in short sales, engaging in transactions in put options, call options or other derivative securities, or engaging in any other forms of hedging transactions.

Clawback Policy

Our compensation recovery policy effective October 2, 2023 allows us to recover erroneously paid incentive compensation received by our Section 16 officers. If we must restate our financial results as reported in a periodic or other report filed with the SEC to correct an accounting error due to material noncompliance with any financial reporting requirement under the U.S. securities laws, our Board must generally recover all performance-based incentive compensation, both cash and equity-based, which can include both time-vesting or performance vesting equity compensation awarded or paid to an executive officer covered by the policy to the extent any such compensation would not have been awarded or paid to such officer based on the restated financial results during the three completed fiscal years preceding the date on which the Company is required to prepare the restatement.

Tax and Accounting Considerations

Section 280G of the Code

    Section 280G of the Internal Revenue Code (the "Code") disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change in control. In addition, Section 4999 of the Code imposes a 20% penalty on the individual receiving the excess payment.

    Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Code based on the executive’s prior compensation. In approving the compensation arrangements for our named executive officers in the future, the Compensation Committee will consider all elements of the cost to the Company of providing such compensation, and will include the potential impact of Section 280G of the Code. However, the Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.

Accounting Considerations

    FASB ASC Topic 718, Compensation-Stock Compensation, or ASC Topic 718, requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options and RSUs under our equity incentive award plans are accounted for under ASC Topic 718. The Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Summary Compensation Table

The following table shows all compensation awarded to, earned by or paid to each of our principal executive officer, principal financial officer, and the next three most highly compensated executive officers in 2025. “Non-equity incentive plan compensation” and “bonus” amounts in the table below are included in the year earned rather than the year actually paid; a portion of certain amounts may be paid in the year following the year earned.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($) (2)	Non-equity incentive plan compensation ($)(3)	All other compensation ($) (4)	Total ($)
Vivek Jain, Chairman of the Board and Chief Executive Officer	2025	775,000	—	4,500,023	1,162,500	14,519	6,452,042
	2024	775,000	—	4,500,004	1,162,500	17,250	6,454,754
	2023	775,000	—	5,554,475	465,000	16,500	6,810,975
Brian Bonnell, Chief Financial Officer	2025	475,000	—	3,000,110	427,500	—	3,902,610
	2024	475,000	71,250	3,000,038	427,500	17,250	3,991,038
	2023	475,000	23,085	3,702,920	171,000	16,500	4,388,505
Christian Voigtlander, Chief Operating Officer	2025	500,000	—	3,000,110	450,000	—	3,950,110
	2024	500,000	75,000	3,000,038	450,000	17,250	4,042,288
	2023	500,000	—	3,702,920	180,000	16,500	4,399,420
Daniel Woolson, Corporate Vice President, General Manager - Infusion Systems	2025	395,192	—	1,350,135	360,000	11,500	2,116,827
	2024	375,000	—	1,350,190	326,250	17,250	2,068,690
	2023	375,000	17,550	1,666,475	135,000	16,500	2,210,525
Virginia Sanzone, Corporate Vice President, General Counsel	2025	430,000	—	2,000,073	387,000	—	2,817,073
	2024	430,000	64,500	1,999,990	387,000	17,250	2,898,740
	2023	430,000	20,898	1,851,555	154,800	16,500	2,473,753
____________________________
(1)    The amounts for all named executive officers represent the discretionary cash bonuses earned by the named executive officers for the applicable year under our MIP.

(2)    Consistent with our historical timing for annual equity grants, on March 7, 2025, our Compensation Committee approved the value of the 2025 equity awards for all eligible employees of the Company, including our named executive officers, whose equity award values are disclosed in the table below. Amounts represent the grant date fair value of performance-based RSUs and time-based RSUs granted during the period to our named executive officers, which was determined based on the closing stock price of $141.97 on March 7, 2025 in accordance with ASC Topic 718.

Name	Time-based RSUs Value ($)	Performance-based RSUs Target Value ($)	Total Stock Award
Vivek Jain	2,249,941	2,250,082	4,500,023
Brian Bonnell	1,500,055	1,500,055	3,000,110
Christian Voigtlander	1,500,055	1,500,055	3,000,110
Daniel Woolson	675,067	675,068	1,350,135
Virginia Sanzone	1,000,037	1,000,036	2,000,073

The grant date fair value of PRSUs is based on the closing stock price on the date of grant and the probable outcome of the applicable performance conditions, which is the target value. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 8 to the consolidated financial statements contained in our Annual Report on Form 10-K, filed on February 19, 2026. There can be no assurance that awards will vest (if an award does not vest, no value will be realized by the individual). The following table presents the grant-date fair values of the 2025 PRSUs (target and maximum) for each named executive officer.

	Performance-Based RSUs
Name	Target ($)	Maximum ($)
Vivek Jain	2,250,082	5,625,205
Brian Bonnell	1,500,055	3,750,138
Christian Voigtlander	1,500,055	3,750,138
Daniel Woolson	675,068	1,687,670
Virginia Sanzone	1,000,036	2,500,090

(3)     The amounts for all named executive officers represent the cash bonuses earned by the named executive officers for the respective fiscal years based on the achievement of Adjusted EBITDA and FCF goals under our MIP.

(4)    Other compensation includes our match on the officer’s 401(k) contributions.

Grants of Plan-Based Awards in 2025

    The following table presents awards in 2025 under the Company’s various incentive award plans.

		Estimated Possible Payouts Under non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	Grant date fair value of stock and option awards ($)(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Vivek Jain
Performance bonus (2)	02/14/25	387,500	775,000	1,162,500
Performance RSUs (3)	03/07/25				3,962	15,849	39,623		2,250,082
RSUs (4)	03/07/25							15,848	2,249,941

Brian Bonnell
Performance bonus (2)	02/14/25	142,500	285,000	427,500
Performance RSUs (3)	03/07/25				2,642	10,566	26,415		1,500,055
RSUs (4)	03/07/25							10,566	1,500,055

Christian Voigtlander
Performance bonus (2)	02/14/25	150,000	300,000	450,000
Performance RSUs (3)	03/07/25				2,642	10,566	26,415		1,500,055
RSUs (4)	03/07/25							10,566	1,500,055

Daniel Woolson
Performance bonus (2)	02/14/25	112,500	225,000	337,500
Performance RSUs (3)	03/07/25				1,189	4,755	11,888		675,068
RSUs (4)	03/07/25							4,755	675,067

Virginia Sanzone
Performance bonus (2)	02/14/25	129,000	258,000	387,000
Performance RSUs (3)	03/07/25				1,761	7,044	17,610		1,000,036
RSUs (4)	03/07/25							7,044	1,000,037
____________________________
(1)Amounts represent the grant date fair value of performance-based RSUs and time-based RSUs granted during the period, each computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. The grant date fair value of performance-based RSUs is based on the closing stock price on the date of grant and the probable outcome of the applicable performance conditions, which is the target value. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 8 to the consolidated financial statements contained in our Annual Report on Form 10-K, filed on February 19, 2026.
(2)Company performance bonuses are payable under the 2025 MIP if certain annual financial performance goals are met or exceeded. The amounts actually earned by our named executive officers from this bonus arrangement in 2025 are reflected in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table. The material terms of the MIP are discussed above under the caption “Annual Cash Bonus Program.”
(3)Performance RSUs are granted under our Amended and Restated 2011 Stock Incentive Plan and, for the named executive officers have a performance period of three years from January 1, 2025 to December 31, 2027. For the named executive officers, the PRSUs will be earned, if at all, upon the achievement of a minimum pre-established three-year Cumulative Adjusted EBITDA target and a minimum pre-established three-year Cumulative Adjusted Revenue target, (each weighted 50%) over the performance period. If the Company does not achieve the threshold performance metric, then none of the performance RSUs will be earned and the performance RSUs will be forfeited.
(4)Amounts reflect the number of RSUs granted under our Amended and Restated 2011 Stock Incentive Plan and vest ratably on the anniversary of the grant over three years.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2025 Table

Executive Employment Agreements

    The Company and Vivek Jain have entered into an Amended and Restated Executive Employment Agreement (the “Jain Agreement”), under which Mr. Jain serves as the Chief Executive Officer of the Company. The Jain Agreement is effective as of March 1, 2022 and will continue until March 1, 2025, and if not terminated, is subject to automatic one-year renewal terms unless either the Company or Mr. Jain gives written notice of termination at least 60 days prior to the end of the applicable term.

    The Jain Agreement provides for the following compensation in respect of Mr. Jain’s services as Chief Executive Officer of the Company:

•an annual base salary $775,000;

•participation in the annual bonus plan of the Company, pursuant to which Mr. Jain’s target bonus opportunity will not be less than 100% of his base salary;

•Mr. Jain will be considered for annual equity incentive awards under any applicable plans adopted by the Company during the period of employment for which executives are generally eligible;

•up to $10,000 in reimbursed legal fees and expenses incurred in connection with the negotiation of the Jain Agreement; and

•certain other benefits and reimbursements.

    The Jain Agreement also provides for certain payments and benefits upon a qualifying termination of employment or upon a change in control, as described under “Potential Payments upon Termination or Change in Control” below.

Outstanding Equity Awards at December 31, 2025

The following table contains information about stock awards held at December 31, 2025, by our named executive officers. Stock awards were granted pursuant to our Amended and Restated 2011 Stock Incentive Plan. Our named executive officers did not have any option awards outstanding as of December 31, 2025.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Vivek Jain
	4,872	$695,088	(1)
	15,848	$2,261,034	(3)
	17,100	$2,439,657	(4)
	107,635	$15,356,285	(6)
				3,962	$565,294	(7)

Brian Bonnell	3,248	$463,392	(1)
	10,566	$1,507,451	(3)
	11,400	$1,626,438	(4)
	71,757	$10,237,571	(6)
				2,642	$376,863	(7)

Christian Voigtlander
	3,248	$463,392	(1)
	10,566	$1,507,451	(3)
	11,400	$1,626,438	(4)
	71,757	$10,237,571	(6)
				2,642	$376,863	(7)

Daniel Woolson	4,306	$614,337	(2)
	4,755	$678,396	(3)
	2,924	$417,167	(5)
	16,147	$2,303,692	(6)
				1,189	$169,599	(7)

Virginia Sanzone	1,624	$231,696	(1)
	6,379	$910,092	(2)
	7,044	$1,004,967	(3)
	5,700	$813,219	(4)
	23,917	$3,412,238	(6)
				1,761	$251,242	(7)
___________________________
(1)RSU award granted on 05/17/2023 and vests one-third annually. Market value is determined based on the closing price of our stock at December 31, 2025 (the last trading day of the year) of $142.67.
(2)RSU award granted on 03/08/2024 and vests one-third annually. Market value is determined based on the closing price of our stock at December 31, 2025 (the last trading day of the year) of $142.67.
(3)RSU award granted on 03/07/2025 and vests one-third annually. Market value is determined based on the closing price of our stock at December 31, 2025 (the last trading day of the year) of $142.67.
(4)Performance RSUs granted on 05/17/2023 will vest, if at all, up to a 250% maximum upon the achievement of a minimum pre-established three-year cumulative Adjusted Revenue growth rate and cumulative Adjusted EBITDA compound annual growth rate (each weighted 50%) over a three-year performance period ending on December 31, 2025. If the Company does not achieve the threshold performance metric, zero shares will be earned and the performance RSUs will be forfeited. Shares of our Common Stock subject to the performance RSUs that are earned vested in full on March 15, 2026, subject to continued service on such date. Unearned shares and market value is determined based on the closing price of our stock at December 31, 2025 (the last trading day of the year) of $142.67 and is determined based on the actual achievement level that was reached. In calculating the number of performance shares and their value, we are required by SEC rules to compare the Company’s performance through 2025 under each outstanding performance award against the threshold, target, and maximum performance levels for the grant and report in this column the applicable potential payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. For example, if the previous fiscal year’s performance exceeded target, even if it is by a small amount and even if it is highly unlikely that we will pay the maximum amount, we are required by SEC rules to report the awards using the maximum potential payouts.
(5)Performance RSUs granted on 05/17/2023 shall vest in thirds on March 15th on each of 2024, 2025 and 2026, subject to the CEO and Compensation Committee's determination that pre-established individual performance goals have been met with respect to each applicable year and continued service through such vesting date. If the Compensation Committee determines that the named executive officers' individual performance goals has not been met then zero shares will be earned and the performance RSUs will remain outstanding and eligible to vest at the subsequent vesting dates with forfeiture at the final vesting date if the performance requirements were never met. Unearned shares and market value is determined based on the closing price of our stock at December 31, 2025 (the last trading day of the year) of $142.67 and assumes the maximum achievement level was reached.
(6)Performance RSUs granted on 03/08/2024 will vest, if at all, up to a 250% maximum upon the achievement of a minimum pre-established two-year cumulative Adjusted EBITDA target over a two-year performance period ending on December 31, 2025. If the Company does not achieve the threshold performance metric, zero shares will be earned and the performance RSUs will be forfeited. Shares of our Common Stock subject to the performance RSUs that are earned vested on March 8, 2026, subject to continued service on such date. Unearned shares and market value is determined based on the closing price of our stock at December 31, 2025 (the last trading day of the year) of $142.67 and is determined based in the actual achievement level that was reached. In calculating the number of performance shares and their value, we are required by SEC rules to compare the Company’s performance through 2025 under each outstanding performance award against the threshold, target, and maximum performance levels for the grant and report in this column the applicable potential payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. For example, if the previous fiscal year’s performance exceeded target, even if it is by a small amount and even if it is highly unlikely that we will pay the maximum amount, we are required by SEC rules to report the awards using the maximum potential payouts.
(7)Performance RSUs granted on 03/07/2025 will vest, if at all, up to a 250% maximum upon achievement of a minimum pre-established three-year cumulative Adjusted Revenue growth rate and cumulative Adjusted EBITDA (each weighted 50%) over a three-year performance period ending on December 31, 2027. If the Company does not achieve the threshold performance metric, zero shares will be earned and the performance RSUs will be forfeited. Shares of our Common Stock subject to the performance RSUs that are earned will vest in full on March 7, 2028, subject to continued service on such date. Unearned shares and market value is determined based on the closing price of our stock at December 31, 2025 (the last trading day of the year) of $142.67 and assumes the threshold achievement level was reached. In calculating the number of performance shares and their value, we are required by SEC rules to compare the Company’s performance through 2025 under each outstanding performance award against the threshold, target, and maximum performance levels for the grant and report in this column the applicable potential payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. For example, if the previous fiscal year’s performance exceeded target, even if it is by a small amount and even if it is highly unlikely that we will pay the maximum amount, we are required by SEC rules to report the awards using the maximum potential payouts.

Options Exercised and Stock Vested

The following table contains information about stock options exercised and vesting of RSUs during 2025 by the named executive officers of the Company.

		Stock Options		Stock Awards
Name	Grant Type	Number of shares acquired on exercise (#)	Value realized on exercise(1) ($)	Number of shares acquired on vesting (#)	Value realized on vesting(2) ($)
Vivek Jain	Option	1,373	$91,606
	RSU			8,090	$1,155,748
Brian Bonnell	RSU			5,394	$770,593
Christian Voigtlander	Option	55,556	$2,071,778
	RSU			5,394	$770,593
Daniel Woolson	PRSU			2,923	$419,304
	RSU			3,119	$442,804
Virginia Sanzone	RSU			4,262	$604,811
____________________________
(1)Represents the difference between the fair market value of our stock underlying the options at exercise and the exercise price of the option.
(2)Represents the amounts realized based on the fair market value of our stock on the vesting date.

Potential Payments upon Termination or Change in Control

    Amended and Restated Employment Agreement with Mr. Jain

    In the event that Mr. Jain’s employment terminates as a result termination by the Company without “cause”, by Mr. Jain for “good reason”, by reason of a non-renewal of the term by the Company and Mr. Jain is willing and able, at the time of such non-renewal, to continue performing services under the Agreement, or due to “disability” or death, he will receive, subject to delivery and non-revocation of a general release of claims in favor of the Company:

•if such termination occurs not in connection with or following a change in control, (i) a lump sum payment in cash equal to one and a half times the sum of (x) his base salary and (y) target bonus for the year of termination;

•if such termination occurs during the period beginning on and including 60 days prior to a change in control and ending on and including the two-year anniversary of the date of a change in control, a lump sum payment in cash equal to (i) two times the sum of (x) his base salary and (y) target bonus for the year of termination;

•Company-paid healthcare continuation coverage for Mr. Jain and his dependents for up to eighteen months after the termination date; and

•a pro-rated lump-sum cash performance bonus for the year of termination, calculated based on the achievement of applicable performance goals or objectives for the year of termination.

    In addition, in the event that any of the payments or benefits under the Agreement or otherwise would become subject to excise taxes imposed by Section 4999 of the Code, such payments will be reduced to the extent that such reduction would produce a better net after-tax result for Mr. Jain.

    Severance Plan

We adopted the Severance Plan for our named executive officers, other than the CEO. Under the Severance Plan, in the event of a termination of employment by the Company without “cause” or by the named executive officer for “good reason” (each, as defined in the Severance Plan), in either case outside the change in control context, the named executive officer will be eligible to receive:

•a lump-sum cash payment in an amount equal to 12 months’ salary;

•Company-paid COBRA premium payments for the named executive officer and the named executive officer’s covered dependents for up to 12 months; and
•a pro-rated lump-sum cash performance bonus, calculated based on the achievement of applicable performance goals or objectives for the year of termination.

In the event of a termination of employment by the Company without “cause” or by the named executive officer for “good reason”, in either case, within the period beginning 60 days prior to a “change in control” (as defined in the Severance Plan) and ending on the one-year anniversary of such change in control, the Severance Plan provides that the named executive officer will be eligible to receive:

•a lump-sum cash payment in an amount equal to 18 months’ salary, plus 150% of the named executive officer’s target annual cash performance bonus for the year of termination;
•Company-paid COBRA premium payments for the named executive officer and the named executive officer’s covered dependents for up to 18 months;
•a pro-rated lump-sum cash performance bonus, calculated based on the achievement of applicable performance goals or objectives for the year of termination; and
•full accelerated vesting of each outstanding time-based equity award held by the named executive officer as of his or her termination date.

The named executive officer’s right to receive the severance payments and benefits described above is subject to his or her delivery and non-revocation of a general release of claims in favor of the Company, and his or her continued compliance with non-solicitation covenants (as permitted by applicable law).

    In addition, in the event that any payment under the Severance Plan, together with any other amounts paid to the named executive officer by the Company, would subject the named executive officer to an excise tax under Section 4999 of the Code, such payments will be reduced to the extent that such reduction would produce a better net after-tax result for the named executive officer.

    Equity Plan

    Under our Amended and Restated 2011 Stock Incentive Plan, as amended, all equity awards granted to our named executive officers under the plan will only accelerate and vest in full upon a change in control of the Company if the surviving entity does not assume or replace such outstanding awards with economically equivalent awards (as opposed to accelerating in full upon a “single-trigger” change in control). Pursuant to the terms of the 2025 PRSU and 2024 PRSU award agreements with our named executive officers, upon a corporate transaction or change of control if the grantee remains in continuous service until at least immediately prior to such event, then any outstanding units shall be deemed earned, and shall vest, immediately prior to such event at a 2.5 and 2.0 multiple, respectively. Pursuant to the terms of the 2025 PRSU awarded to the CEO, upon an "Involuntary Termination" (as defined in the CEO's employment agreement) will be deemed earned in accordance with the vesting matrix and shall remain outstanding and eligible to vest in accordance with the original vesting schedule, if the CEO remains in continuous service through September 15, 2026. Pursuant to the terms of the 2024 PRSU awarded to the CEO will accelerate at a 1.0 times factor upon an "Involuntary Termination" (as defined in the CEO's employment agreement). With respect to the 2023 PRSUs awarded to the CEO, COO, CFO and General Counsel, upon a corporate transaction or change of control if the grantee remains in continuous service until at least immediately prior to such event and the award is not assumed or replaced by the surviving or successor entity, then any outstanding units shall be deemed earned, and shall vest, immediately prior to such event at a 2.0 times factor.

    Definitions

    For the purposes of the arrangements in place in 2021 (e.g., Mr. Jain's employment agreement, the Amended and Restated 2011 Stock Incentive Plan, as amended, and the Severance Plan), a change in control generally means the following:

•the acquisition by an individual, entity or group of beneficial ownership of 50% or more of either the outstanding Common Stock or voting securities of the Company; or a change in the composition of the majority of the Board, which is not supported by a majority of the current Board; or
•a major corporate transaction, such as a reorganization, merger or consolidation or sale or disposition of all or substantially all of the Company’s assets (unless certain conditions are met); or
•approval of the stockholders of the Company of a complete liquidation or dissolution of the Company.

    For the purposes of the Jain Agreement, cause generally means the following:

•his gross neglect and willful and repeated failure to substantially perform his assigned duties, which failure is not cured within 30 days after a written demand for substantial performance is received by him from the Board which identifies the manner in which the Board believes he has not substantially performed his duties; or
•his engagement in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company; or
•his conviction of, or plea of no contest to, a felony or a crime involving fraud, embezzlement, or theft; or
•his improper and willful disclosure of the Company’s confidential or proprietary information where such disclosure causes (or should reasonably be expected to cause) significant harm to the Company.

    For the purposes of the Severance Plan, cause generally means the following:

•the employee’s intentional, willful and continuous failure to substantially perform his or her reasonable assigned duties (other than any such failure resulting from incapacity due to physical or mental illness or any failure after the employee gives notice of termination for good reason), which failure is materially and demonstrably injurious to the Company, and which failure is not cured within 30 days after a written demand for substantial performance and is received by the employee from the Board which specifically identifies the manner in which the Board believes the employee has not substantially performed the employee’s duties; or
•the employee’s intentional and willful engagement in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company or is intended to result in substantial personal enrichment; or
•the employee’s conviction for a felony or the employee’s plea of nolo contendere in connection with a felony indictment.

    For the purposes of the Jain Agreement, good reason generally means the following and occurs without the employee's written consent and is not due to a circumstance applied by the Company to a group of similarly situated employees:

•any material diminution in his duties, responsibilities or authority; or
•a material reduction in his annual base salary; or
•a requirement that he reports to a corporate officer or employee instead of reporting directly to the Board; or
•a material change in the location that he performs his principal duties, resulting in a material increase in the daily commuting distance; or
•a material breach by the Company.

    For the purposes of the Severance Plan, good reason generally means the following and occurs without the employee's written consent and is not due to a circumstance applied by the Company to a group of similarly situated employees:

•any significant diminution in the employee’s duties, responsibilities or authority; or
•a material reduction in the employee’s annual base salary; or
•a material change in the location the employee performs their principal duties, resulting in a material increase in the daily commuting distance.

    The following table summarizes the payments and benefits that would have been made if the employment of a named executive officer had been terminated without cause by the Company or for good reason by the named executive officer (or, with respect to Mr. Jain, upon a non-renewal of the term by the Company and Mr. Jain is willing and able, at the time of such non-renewal, to continue performing services under the Agreement or his death or disability) in connection with a change in control of the Company on December 31, 2025:

Change in Control Termination
	Vivek Jain	Brian Bonnell	Christian Voigtlander	Daniel Woolson	Virginia Sanzone
Number of PRSUs/RSUs that would accelerate	197,210	117,123	117,123	36,791	61,535

Intrinsic value of accelerated equity awards	$25,064,622	$16,709,938	$16,709,938	$5,248,901	$8,779,198
Salary	$1,550,000	$712,500	$750,000	$600,000	$645,000
Bonus	$2,712,500	$855,000	$900,000	$720,000	$774,000
Benefits	$43,003	$43,412	$43,412	$43,412	$53,497
Total	$29,370,125	$18,320,850	$18,403,350	$6,612,313	$10,251,695

The following table summarizes the payments and benefits that would have been made if the employment of a named executive officer had been terminated without cause by the Company or for good reason by the named executive officer (or, with respect to Mr. Jain, upon his death or disability) on December 31, 2025 and not in connection with a change in control:

Termination not in Connection with a Change in Control
	Vivek Jain	Brian Bonnell	Christian Voigtlander	Daniel Woolson	Virginia Sanzone
Number of PRSUs that would accelerate	58,903

Intrinsic value of accelerated equity awards*	$8,403,691
Salary	$1,162,500	$475,000	$500,000	$400,000	$430,000
Bonus	$2,325,000	$427,500	$450,000	$360,000	$387,000
Benefits	$43,003	$28,942	$28,942	$28,942	$35,665
Total	$11,934,194	$931,442	$978,942	$788,942	$852,665
____________________________________________
*For awards that are earned and remain eligible to vest at the completion of performance measurement period, the awards were included within this table at target.

Director Compensation

In 2025, our non-employee directors received an annual cash retainer paid on a quarterly basis as follows:

	Board	Lead Director	Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee
Annual Retainer - chairperson	—	$113,500	$102,000	$92,500	$85,000
Annual Retainer - member	$75,000		—	—	—

In 2025, our non-employee directors also received equity awards of RSUs valued at approximately $180,000. As a result, in May 2025, each non-employee director received 1,254 RSUs which fully vest on the earlier to occur of (i) the first anniversary of the grant date and (ii) the date of the next annual meeting following the grant date, subject to such director’s continued service through the applicable vesting date.

    The following table shows all compensation awarded to, earned by or paid to our non-employee directors for service as a director in 2025.

2025 Director Compensation Table

Name (1)	Fees earned or paid in cash ($)	Stock awards ($) (2)	Total ($)
David C. Greenberg	$119,750	$180,062	$299,812
Elisha W. Finney	$85,000	$180,062	$265,062
David Hoffmeister	$102,000	$180,062	$282,062
Donald Abbey	$75,000	$180,062	$255,062
Laurie Hernandez	$75,000	$180,062	$255,062
Kolleen T. Kennedy	$75,000	$180,062	$255,062
____________________________
(1) Mr. Jain, our CEO, is not included in this table as he was an employee of the Company in 2025 and did not receive compensation for his services as a director. All compensation paid to Mr. Jain for the services he provided to us in 2025 is reflected in the Summary Compensation Table.
(2) On May 15, 2024, each non-employee director who was then in service was granted 1,254 RSUs of the Company with a grant date fair value of $180,062. The fair value of the RSUs is based on the market price of our Common Stock on the date of the grant, or $143.59 per share. We provide information regarding the assumptions used to calculate the value of all stock awards made to directors in Note 8 to the consolidated financial statements contained in our Annual Report on Form 10-K, filed on February 19, 2026. There can be no assurance that awards will vest (if an award does not vest, no value will be realized by the individual). As of December 31, 2025, each of Messrs. Greenberg, Hoffmeister, and Abbey and Mses. Finney, Hernandez and Kennedy had 1,254 RSUs outstanding and each held options to purchase shares of our common Stock as follows: Mr. Greenberg 10,608; Mr. Hoffmeister 6,419; Mr. Abbey 6,419; Ms. Finney 9,469; Ms. Hernandez 2,325 and Ms. Kennedy 1,650.

Stock Ownership Guidelines

    In 2011, we established stock ownership guidelines for the members of our Board. Our non-employee directors have within five years of joining the Board to acquire and retain shares of our Common Stock that equal or exceed three times their annual base retainer pursuant to the terms of such guidelines. Shares beneficially owned by our non-employee directors, directly or indirectly, such as shares held by an immediate family member living in the same household or shares in a trust, and vested restricted shares and shares represented by vested RSUs, count toward meeting the stock ownership guidelines.

CEO Pay Ratio

    As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the relationship of the annual total compensation of Vivek Jain, our CEO, to the annual total compensation of our median compensated employee. We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements of Item 402(u) of Regulation S-K.

    We have a global workforce with more than half of our employees located outside the United States (“U.S.") in locations where the cost of living is significantly below the U.S., including developing and emerging markets such as Mexico,

Costa Rica, and India. The compensation elements and pay levels of our employees can vary dramatically by country based on the cost of living and the cost of labor, which impacts the median employee compensation and resulting CEO pay ratio.

For 2025, our last completed fiscal year:

•the annual total compensation of the employee who represents our median compensated employee (other than our CEO) was approximately $13,587; and

•the annual total compensation of our CEO, as reported in the Summary Compensation Table included above, was $6,452,042.

    Based on this information, for 2025, our CEO’s annual total compensation was approximately 474 times that of the median compensated employee (other than the CEO).

Determining the Median Employee

Employee Population

    We used our employee population data as of December 31, 2025, as the reference date for identifying our median employee. As of such date, our employee population consisted of approximately 14,000 individuals.

Methodology for Determining Our Median Employee

    To identify the median employee from our employee population, we selected annual base pay as the most appropriate measure of compensation. We believe the use of annual base pay for all employees is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees. Currently less than 3% of our employees receive annual equity awards.

Annual Total Compensation of Median Compensated Employee

    With respect to the annual total compensation of the employee who represents our median compensated employee, we calculated the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of approximately $13,587.

Annual Total Compensation of CEO

    With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2025 Summary Compensation Table included in this Proxy Statement.

Pay Versus Performance

Disclosure of Compensation Actually Paid versus Performance

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table for Non-PEO NEOs(1)(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On:		Net Income ('000s)	Adjusted EBITDA ('000s)(5)
					Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)
2025	6,452,042	$9,200,048	$3,196,655	$4,316,970	$66.52	$67.95	$732	$403,835
2024	6,454,754	$23,086,469	$3,250,189	$9,873,884	$82.93	$96.08	$(117,688)	$370,497
2023	$6,810,975	$(8,069,662)	$3,368,051	$161,322	$53.30	$105.67	$(29,655)	$376,115
2022	$5,657,069	$(11,280,427)	$2,790,873	$978,391	$84.16	$99.88	$(74,286)	$358,653
2021	$5,071,358	$13,341,251	$2,648,345	$3,791,063	$126.84	$152.33	$103,135	$260,699
_________________________________

(1) Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for the Company's PEO, Vivek Jain and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s non-PEO named executive officers (NEOs).
(2) The Company's non-PEO NEOs for the applicable years 2025, 2024, 2023, 2022 and 2021 were Brian Bonnell, Christian Voigtlander, Daniel Woolson and Virginia Sanzone.
(3) Amounts reported in the applicable column represent (i) the compensation actually paid to the PEO and (ii) the average compensation actually paid to the non-PEO NEOs. The fair values as of each measurement date were determined using valuation assumptions and methodologies that are generally consistent with those used to estimate fair value at grant in accordance with ASC Topic 718. For time-based RSUs the valuation assumptions used to determine the change in the fair market value of the respective PEO and non-PEO NEO equity awards for each respective year use the stock price as of year-end or as of the applicable exercise/vesting date. For PRSUs, the valuation assumptions used to determine the change in the fair market value of the respective PEO and non-PEO NEO equity awards for each respective year reflect the probable outcome of the performance vesting conditions as of each measurement date. See the tables below for additional information with respect to the equity award adjustments.
(4) Assumes $100 invested on December 31, 2020 in ICU Medical Inc.'s common stock and the NASDAQ Medical Supplies Index and that all dividends, if any, were reinvested. As permitted by SEC Rules, the peer group referenced for purpose of the TSR Comparison is the industry peer group used for purposes in Item 201(e) of Regulation S-K. The separate peer group used by the Compensation Committee for purposes of determining compensation paid to our executive officers is described on page 17.
(5) As noted in the CD&A, for 2025, the Compensation Committee determined that Adjusted EBITDA serves as one of the most important financial measurements of the Company's performance and shareholder value creation and, accordingly, was utilized as a component in the 2025 MIP and the LTI Program. Adjusted EBITDA is a non-GAAP measure. Our reconciliation of net income to Adjusted EBITDA is included in Annex A to this proxy statement.

Compensation Actually Paid to PEO

			2025
	Summary Compensation Table - Total Compensation	(a)	$6,452,042
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year as Reported in the Summary Compensation Table for 2025.	(b)	$(4,500,023)
+	Fair Value at 2025 Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in 2025	(c)	$7,913,976
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years That Remain Outstanding At 2025 Fiscal Year End	(d)	$(566,474)
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During 2025	(e)	$—
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During 2025	(f)	$(99,473)
-	Fair Value as of 2024 Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal years That Failed to Meet Applicable Vesting Conditions During 2025	(g)	$—
=	Compensation Actually Paid		$9,200,048
__________________________
(a) Represents Total Compensation as reported in the Summary Compensation Table for the indicated 2025.
(b) Represents the aggregate grant date fair value of the stock awards and option awards granted to the PEO during 2025, computed in accordance with FASB ASC 718, as reported in the Summary Compensation Table for the indicated fiscal year.
(c) Represents the aggregate fair value as of the 2025 year-end of the PEO's outstanding and unvested stock awards granted during 2025, computed in accordance with FASB ASC 718.
(d) Represents the aggregate change in fair value during 2025 of the outstanding and unvested stock awards held by the PEO as of the last day of 2025, computed in accordance with FASB ASC 718 and, for awards subject to performance-based vesting conditions, as of 2025 fiscal year end, based on the probable outcome of such performance-based vesting conditions as of the last day of 2025, and for performance-based awards with performance periods ending in 2025, based on actual attainment as of the end of the applicable performance period.
(e) Represents the aggregate fair value at vesting of the stock awards that were granted to the PEO and vested during 2025, computed in accordance with FASB ASC 718.
(f) Represents the aggregate change in fair value, measured from 2024 fiscal year-end to the vesting date, of each stock award and option award held by the PEO that was granted in a prior fiscal year and which vested during 2025, computed in accordance with FASB ASC 718.
(g) Represents the aggregate fair value as of the last day of 2024 of the PEO's stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in 2025, computed in accordance with FASB ASC 718.

Compensation Actually Paid to non-PEO NEOs

			2025
	Summary Compensation Table - Total Compensation	(a)	$3,196,655
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in 2025 as Reported in the Summary Compensation Table for 2025	(b)	$(2,337,607)
+	Fair Value at 2025 Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in 2025	(c)	$4,110,983
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years That Remain Outstanding At 2025 Fiscal year End	(d)	$(267,419)
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in 2025 That Vested During 2025	(e)	$—
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During 2025	(f)	$(385,642)
-	Fair Value as of 2024 Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal years That Failed to Meet Applicable Vesting Conditions During 2025	(g)	$—
=	Compensation Actually Paid		$4,316,970
__________________________
(a) Represents the average Total Compensation as reported in the Summary Compensation Table for the 2025.
(b) Represents the average aggregate grant date fair value of the stock awards granted to the non-PEO NEOs during 2025, computed in accordance with FASB ASC 718, as reported in the Summary Compensation Table for 2025.
(c) Represents the average aggregate fair value as of 2025 fiscal year-end of the non-PEO NEO's outstanding and unvested stock awards granted during 2025, computed in accordance with FASB ASC 718.
(d) Represents the average aggregate change in fair value during 2025 of the outstanding and unvested stock awards held by the non-PEO NEOs as of the last day of 2025, computed in accordance with FASB ASC 718 and, for awards subject to performance-based vesting conditions as of 2025 fiscal year end, based on the probable outcome of such performance-based vesting conditions as of the last day of 2025, and for performance-based awards with performance periods ending in 2025, based on actual attainment as of the end of the applicable performance period.
(e) Represents the average aggregate fair value at vesting of the stock awards that were granted to the non-PEO NEOs and vested during 2025, computed in accordance with FASB ASC 718.
(f) Represents the average aggregate change in fair value, measured from 2024 fiscal year-end to the vesting date, of each stock award and option award held by the non-PEO NEOs that was granted in a prior fiscal year and which vested during 2025, computed in accordance with FASB ASC 718.
(g) Represents the average aggregate fair value as of the last day of 2024 of the non-PEO NEOs stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in 2025, computed in accordance with FASB ASC 718.

Relationship Between Compensation Actually Paid and Financial Performance Measures

The following graphs illustrate the relationship between the pay and performance figures that are included in the pay versus performance tables above.

Tabular List of Most Important Financial Performance Measures

The following list of financial performance measures were used by the Company to link executive compensation actually paid to company performance for 2025:

–Adjusted EBITDA
–Adjusted Revenue
–Free Cash Flow

COMPENSATION POLICIES AND PRACTICES AND RISK MANAGEMENT

    Our Compensation Committee considers potential risks when reviewing and approving the compensation programs for our executive officers and other employees. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The following elements have been incorporated in our programs available for our executive officers:

•A balanced mix of compensation components - The target compensation mix for our executive officers is composed of base salary, annual cash bonus incentives, and long-term equity awards.
•Performance factor - Our incentive compensation plan uses a Company-wide metric for all executive officers to establish funding of our MIP which encourages focus on the achievement of objectives for the overall benefit of the Company.
•Capped cash incentive awards - MIP awards are capped at 150% of target of the individual named executive officer, subject to individual performance factors. We overemphasize equity opportunities relative to cash opportunities in order to motivate our executives to focus on long-term value creation and accordingly have under-weighted both salary and cash incentive awards relative to equity-based compensation.
•Multi-year vesting - Equity awards vest over multiple years requiring long-term commitment on the part of employees.
•Competitive positioning - The Compensation Committee has compared our executive compensation to our peers to ensure our compensation program is consistent with industry practice.
•Corporate governance programs - We have implemented corporate governance guidelines, a code of conduct and other corporate governance measures and internal controls.

    The Compensation Committee also reviews the key design elements of our compensation programs in relation to industry practices, as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and the Board. Based on this review, our Compensation Committee concluded that based on a combination of factors, our compensation policies and practices do not incentivize excessive risk-taking that could have a material adverse effect on our Company.

EQUITY COMPENSATION PLAN INFORMATION

    We maintain our Amended and Restated 2011 Stock Incentive Plan, as amended, under which we may grant RSUs and other equity awards to our employees, directors and consultants. We also have an Employee Stock Purchase Plan, however this plan was suspended in 2017 and the remaining shares available for issuance under the plan expired during 2022. Further information about the plans is in Note 7 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

    Information about the plans at December 31, 2025 is as follows:

	Number of shares to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
Plan Category
			(2)
	(a)		(b)	(c)(3)
Equity compensation plans approved by stockholders	680,319	(1)	$191.68	2,624,437
Equity compensation plans not approved by stockholders	—		—	—
Total	680,319			2,624,437
 ____________________________
(1)This number consists of shares subject to outstanding awards granted under our Amended and Restated 2011 Stock Incentive Plan, of which 44,943 shares were outstanding stock options, 366,737 were outstanding RSU awards and 268,639 were outstanding performance RSU awards (performance RSU awards are based on “target” performance).
(2)The weighted average exercise price in column (b) does not take into account the outstanding RSUs and PRSUs, which do not have an exercise price.
(3)This number consists of shares of Common Stock available for issuance under our Amended and Restated 2011 Stock Incentive Plan. The number of shares remaining available for future issuance is based upon the vesting of the issued performance RSU awards if the target performance metric is achieved.

CORPORATE GOVERNANCE

Board of Directors Structure

Board Tenure

We also believe that a variety of tenures on our Board helps to provide an effective mix of in-depth knowledge and new perspectives. Although we do not limit the time a director can serve on the Board, our director retirement policy requires a director to retire upon their 76th birthday. While we do value Board refreshment, we also value the deeper knowledge gained from being a long-term director. The current tenure of our Board is as follows:

Director Independence

The Board has determined that directors Messrs. Greenberg, Abbey, and Hoffmeister, and, Mses. Finney, Hernandez and Kennedy qualify as "independent" as defined under Nasdaq Listing Rules. In determining director independence, the Board considers transactions and relationships between each director or director nominee (and such director’s immediate family) and the Company and its affiliates against the independence requirements of Nasdaq.

Board Meetings and Committees and Attendance at Meetings

    Our Board currently consists of seven directors who we believe contribute the breadth of knowledge and experience necessary for the advancement of our business strategies and objectives. Additionally, our Board has three standing committees the Audit and Compliance Committee (the "Audit Committee"), the Nominating Committee and the Compensation Committee, each of which operates under a written charter available on the investor section of our website, www.ir.icumed.com, under Corporate Governance. The current chairs and members of these committees are identified in the following table:

Membership on Standing Committees
	Independent	Lead Independent Director	NC	AC	CC
Vivek Jain
David C. Greenberg	X	X		X	X,C
Elisha W. Finney	X		X,C	X
David F. Hoffmeister	X			X,C	X
Donald M. Abbey	X		X		X
Laurie Hernandez	X		X
Kolleen T. Kennedy	X		X
____________________________
NC    Nominating Committee
AC    Audit Committee
CC    Compensation Committee
C    Committee Chairperson

During 2025, the Board met five times, the Nominating Committee met four times, the Compensation Committee met three times and the Audit Committee met five times. All of our directors attended more than 75% of the total of all meetings of the Board and committees on which they served during 2025.

It is the policy of the Company to invite and encourage all members of the Board to attend each annual meeting of stockholders, which are generally held by remote communication. Six of our directors attended the 2025 Annual Meeting of Stockholders.

Board Leadership Structure

    Vivek Jain is our CEO and Chairman of the Board. The Board believes that Mr. Jain is best situated to serve as Chairman of the Board based upon his significant leadership position with the Company and his extensive knowledge about the industry. In addition, the Board believes that Mr. Jain's combined roles as Chairman and CEO position him to effectively identify strategic priorities for the Company and to lead Board discussions on the execution of Company strategy. The Board believes that the combined role of Chairman and CEO helps promote the Company’s overall strategic development and facilitates the efficient flow of information between management and the Board.

    The Board also believes that strong, independent Board leadership is a critical component of effective corporate governance, therefore, the Board established the position of Lead Independent Director and adopted a Lead Independent Director Charter. During 2025, David C. Greenberg was reappointed to serve in the Lead Independent Director position.

    The Lead Independent Director is elected annually by a majority of the independent directors upon receiving a recommendation from the Nominating Committee. The Lead Independent Director’s responsibilities are set forth in the Lead Independent Director Charter adopted by the Board and Nominating Committee, and include, among others:

•presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
•consulting with the Chairman as to an appropriate schedule of Board meetings;
•approving meeting agendas for the Board;
•advising the Chairman as to the quality, quantity, and timeliness of the information submitted by the Company’s management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties;
•serving as principal liaison between the Chairman and the independent directors; and
•performing other duties specified in the Lead Independent Director Charter.

    The independent directors regularly meet in executive sessions in connection with regular meetings of the Board.

Board Oversight of Risk

    The Board is responsible for oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee the most critical risks relating to our business, allocate responsibilities for the oversight of risks among the full Board and its committees, including its Audit, Nominating, and Compensation Committees, and see that management has in place effective systems and processes for managing risks facing us. Overseeing risk is an ongoing process and risk is inherently tied to our strategy and to strategic decisions. Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. While the Board is responsible for oversight and direction, management is charged with identifying risk and establishing appropriate internal processes and an effective internal control environment to identify and manage risks and to communicate information about risk to the Board. Committees of the Board also play an important role in risk oversight, including the Audit Committee, which oversees our processes for assessing risks and the effectiveness of our internal controls and our cybersecurity and other information technology risks, including management’s implementation of our cybersecurity risk management program, as well as major financial and compliance risk exposures and the steps management has taken to monitor and control such exposures. In fulfilling its duties, the Audit Committee considers information from our independent registered public accounting firm, Deloitte & Touche LLP, and our internal auditors and, with respect to our cybersecurity risk management, information from our Chief Information Officer. Additionally, the Compensation Committee reviews the Company’s incentive, equity-based and other compensatory plans of the Company to determine whether they encourage excessive risk-taking, review and discusses at least annually the relationship between risk management policies and practices and compensation and evaluate compensation policies and practices that could mitigate any such risk. The oversight of the Company’s compensation policies and profile with management are designed to confirm that compensation supports the Company’s goals and strategic objectives without creating risks that may have a material adverse effect on the Company. See “Executive Officer and Director Compensation-Compensation Policies and Practices and Risk Management” for further information about our risk management policies.

Code of Ethics

The Company has adopted a Code of Conduct and Business Ethics ("Code of Ethics"), which applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy is available on the Company’s website, www.icumed.com under the About Us section within Corporate Policies and Disclosures. The Company intends to make any required disclosures regarding amendments to, or waivers of, provisions of its Code of Ethics on its website rather than by filing a Current Report on Form 8-K.

Insider Trading Policy

The Company has adopted an insider trading policy governing the purchase, sale and/or other dispositions of our securities by directors, officers and employees. We also follow procedures for the repurchase of our securities. We believe that our insider trading policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to our Company. A copy of our insider trading policy was filed as Exhibit 19.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

Nominating Committee

The Nominating Committee currently consists of Ms. Finney (Chairperson), Mr. Abbey, Ms. Hernandez and Ms. Kennedy, each of whom the Board has determined is independent as defined by the NASDAQ Listing Rules. The Nominating Committee operates pursuant to a written charter adopted by the Board, a copy of which can be found under the Corporate Governance page of the Investors Relations section of the Company’s website, www.ir.icumed.com. The Nominating Committee’s role is to, among other things, recommend to the Board policies on Board composition and criteria for Board membership, to identify individuals qualified to serve as directors and approve candidates for director and to recommend directors for appointment to committees of the Board. The Nominating Committee also makes recommendations to the Board concerning the nomination of the Lead Independent Director, the Company’s Corporate Governance Guidelines and Code of Ethics, oversees internal investigations of conduct of senior executives, if necessary, and conducts evaluations of the performance of the Board.

In evaluating and determining whether to recommend a person as a candidate for election as a director, the Nominating Committee considers, among other things, relevant management and/or industry experience; values such as integrity, accountability, judgment and adherence to high performance standards; independence pursuant to the guidelines set forth in the Nasdaq Listing Rules; broad experience and perspective; ability and willingness to undertake the requisite time commitment to Board service; and an absence of conflicts of interest with the Company. Pursuant to our director retirement policy, no person may stand for election following his or her 76th birthday, and each serving director must resign upon his or her 76th birthday. The policy also requires that as a condition for the nomination of any director who would reach the age of 76 before the end of his or her term, he or she must submit an advance irrevocable resignation that becomes effective on the director's 76th birthday.

While the Nominating Committee does not have a specific policy in place, it evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. The Company has a general non-discrimination policy, which the Nominating Committee observes when considering candidates for the Board. The Board believes that a variety of types and a balance of professional experience, knowledge, qualification, and abilities among directors are in the best interests of the stockholders and employee population.

The Nominating Committee may employ a variety of methods for identifying and evaluating nominees for director. The Nominating Committee will assess the need for particular expertise on the Board, the upcoming election cycle of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee will consider various potential candidates for director that may come to the Nominating Committee’s attention through current directors, the Company’s professional advisors, stockholders or others.

    The Nominating Committee will consider candidates recommended by stockholders pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Board before deciding to undertake a complete evaluation of the candidate. A potential candidate nominated by a stockholder will be treated like any other potential candidate during the review process by the Nominating Committee.

The Board, upon recommendation of our Nominating Committee, has approved and recommended to the Board the nominations of Vivek Jain, David C. Greenberg, Elisha W. Finney, David F. Hoffmeister, Donald M. Abbey, Laurie Hernandez, and Kolleen T. Kennedy for election as directors at the Annual Meeting. The Nominating Committee considered the candidates’ qualifications and experience, past contributions to the Board, their willingness to continue to serve and the benefits of continuity in the membership of the Board and determined that the re-election of these candidates was appropriate.

Audit Committee

The Audit Committee currently consists of three directors, Messrs. Hoffmeister (Chairperson), Greenberg and Ms. Finney. The Board has determined that each of Mr. Hoffmeister and Greenberg and Ms. Finney qualify as independent under the Nasdaq Listing Rules applicable to audit committee members and under Rule 10A(3)(b)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”) applicable to audit committee members. As more fully described in the Audit Committee Charter, the Audit Committee oversees the accounting and financial reporting processes of the Company and the audits of its financial statements. The Audit Committee's responsibilities include, but are not limited to, the appointment, compensation, retention and termination of our independent registered public accounting firm, reviewing with management and our independent registered public accounting firm the adequacy of our internal control over financial reporting and disclosure controls and procedures and reviewing, approving our critical accounting policies based on independent auditor recommendations and overseeing our cybersecurity and other information technology risks.

The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which can be found under the Corporate Governance page of the Investors Relations section of the Company’s website, www.ir.icumed.com.

The Board has determined that each of Messrs. Greenberg and Hoffmeister and Ms. Finney meet the requirements for financial literacy under the applicable Nasdaq rules and regulations and is an “audit committee financial expert” as defined by applicable Nasdaq Listing Rules and SEC regulations.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company's financial statements for the year ended December 31, 2025 with management and has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. Further, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed the independent auditor’s independence with them.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2025 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.

AUDIT COMMITTEE

David F. Hoffmeister, Chairperson
David C. Greenberg
Elisha W. Finney

Compensation Committee

    The Board has a Compensation Committee, currently consisting of Messrs. Greenberg (Chairperson), Abbey and Hoffmeister. The Board has determined that each of members of the Compensation Committee qualifies as "independent" under Nasdaq's additional standards applicable to compensation committee members and is a "non-employee director" as defined in Section 16b-3 of the Exchange Act. The Compensation Committee operates pursuant to a written charter adopted by the Board, a copy of which can be found on the Corporate Governance page of the Investors Relations section of the Company’s website, www.ir.icumed.com.

Our Compensation Committee is responsible for, among other things discharging the responsibilities of the Board relating to executive and director compensation. It reviews the performance of the Company and our CEO, sets performance objectives, establishes the compensation of the CEO, recommends to the Board the compensation of the other executive officers and authorizes the grant of options to employees, and awards under our bonus and incentive plans.

Our Compensation Committee engaged Compensia, a national compensation consulting firm in January 2025, to advise on the performance-based compensation structure and awards, including the 2025 MIP and to provide market data and other analysis for compensation of executive officers and members of our Board. Prior to making its decisions for executive officers other than the CEO, the Compensation Committee receives recommendations from the CEO as to the amounts and types of compensation and other awards for those executive officers.

Our Compensation Committee may delegate such of its authority and responsibilities as they deem proper to a subcommittee of the Compensation Committee. To the extent permitted by applicable law and the applicable incentive, equity-based or other compensatory plan of the Company, the Compensation Committee also may delegate to one or more executive officers of the Company the authority to grant, and make determinations and administer such plan with respect to, equity-based awards under such plan to employees and consultants of the Company who are not officers or directors of the Company.

Compensation Committee Report

The Company’s Compensation Discussion and Analysis (“CD&A”) is included elsewhere in this Proxy Statement. Our Compensation Committee has reviewed and discussed the CD&A with management of the Company. Based on these reviews and discussions, our Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement and be incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

COMPENSATION COMMITTEE
David Greenberg, Chairperson
David F. Hoffmeister
Donald M. Abbey

Stockholder Communications

The Board has an established process for stockholder communications and it can be found on the Company’s website at http://ir.icumed.com/corporate-governance/governance-contacts.

Compensation Committee Interlocks and Insider Participation

    During 2025, the members of our Compensation Committee were Mr. Greenberg (Chairperson), Mr. Hoffmeister, and Mr. Abbey, none of whom was a current or former employee or officer of the Company. During 2025, none of our executive officers served as a member of the board of directors or Compensation Committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving on our Board of Directors or Compensation Committee. Related person transactions pursuant to Item 404(a) of Regulation S-K involving those who served on the Compensation Committee during 2025 are described in “Transactions with Related Persons.”

Compensation Consultant Conflict of Interest Analysis

    In 2025, Compensia, the compensation consultant engaged by our Compensation Committee, did not provide any services to us other than its consulting services to the Compensation Committee described above. The Compensation Committee regularly reviews the objectivity and independence of the advice provided by its compensation advisors on executive and non-employee director compensation and believes that the work of Compensia during 2025 raised no conflict of interest. In reaching this conclusion, our Compensation Committee has assessed the independence of Compensia taking into account, among other things, the six factors set forth in Exchange Act Rule 10C-1 and the applicable Nasdaq listing standards.

Family Relationships

    There are no family relationships among the executive officers or directors of the Company.

Transactions with Related Persons

    Item 404 of Regulation S-K requires that we disclose any transactions, since the beginning of our last fiscal year, between us and any related parties, as defined by Item 404, in which the amount involved exceeds $120,000 and in which any related party had or will have a direct or indirect material interest. The Company did not engage in any related person transactions that exceeded $120,000 during 2025.

Policies and Procedures Regarding Transactions with Related Persons

We attempt to review all related person transactions to ensure fairness to the Company and proper disclosure under SEC rules. Pursuant to the Audit Committee Charter, our Audit Committee is responsible for reviewing and approving all related person transactions. We also require each of our executive officers and directors to complete a questionnaire that is intended to identify transactions or potential transactions that require disclosure under SEC rules or create a potential conflict of interest. In determining whether to approve a related party transaction, our Audit Committee considers the general fairness of the transaction to the Company, including the material terms and conditions of the proposed transaction, the related party’s interest, the amount involved in the transaction and whether the transaction is on terms comparable to terms available in a transaction involving an unrelated third party.

Pursuant to our written Code of Ethics, each executive officer or director must receive approval of the Audit Committee prior to engaging in certain transactions that are likely to involve a conflict of interest.

Sustainability

We are focused on operating our global business in a manner that enhances not only the well-being of our employees but also their communities. We tie our sustainability strategy to our business strategy, and we evaluate and prioritize the environmental, social and governance factors most relevant to our business and stakeholders.

Our Community

At the local level, our employees are volunteers, community service leaders, members of teams who promote environmental responsibility, and board members of nonprofit organizations. We support our employees’ good works in their communities by promoting activities that include:

•Encouraging employees to bring recycled waste from their homes each month, with proceeds from those recyclables benefiting local charities;
•Organizing cleaning days at neighborhood green areas and public areas, such as beaches and parks;
•Contributing to the world’s leading nonprofits of donated medicines and medical supplies to help bring much-needed healthcare to children and families in regions of the world struck by natural disasters; and

•Inspiring youth of today to become better citizens through various activities to protect nature and the planet.

Our People

We encourage, value, and leverage differences in people and perspectives to make healthcare better. Employee engagement is extremely important to us. By listening to our employees, we hear directly from them and what they feel is important—allowing us to continually improve our culture.

Our Employee Resource Groups are open to all employees and act as strategic partners to the business by promoting a culture of belonging. Additionally, we strive to support our employees by providing professional development opportunities competitive compensation and benefit packages on an equal opportunity basis.

Environmental Sustainability

As responsible stewards, we endeavor to protect our environment by minimizing waste, reducing energy consumption, and promoting water conservation. Our work to preserve and protect the environment has led to clean industry certification, recognition by state and federal governments and environmental management system verifications. We have also invested in Environmental, Health and Safety Management Information Systems in order to streamline reporting, increase transparency, improve performance, and leverage system intelligence.

We understand the consequences of waste generation and our responsibility to reduce waste as much as possible, making it a point to establish relationships with suppliers and service providers who operate under a waste management plan. Our everyday strategy to reduce waste includes measure to:

•Safely dispose of hazardous waste products, including PVC, HDPE, film regrind, oil, oil absorbents, antifreeze, and oil filters;
•Appropriately recycle paper, plastic, glass, metal, electronics, and wooden pallets;
•Establish paperless manufacturing facilities, conserving environmental resources, and increasing operational efficiencies with new digital technologies; and
•Enhance inventory management controls that reduce hazardous waste generation.

We have initiated conservation and technology upgrade programs to improve energy efficiency at our facilities, including investing more than $1 million to install electric transformers with energy-saving technology, reducing energy consumption by 10 percent. We are also:

•Using a grid-tiered solar system to provide more efficient clean energy and reduce power consumption;
•Incorporating technology such as HVAC environmental controls, compressors, plant boilers, and cooling towers with more energy-efficient products; and
•Replacing traditional incandescent lighting with energy-efficient lighting solutions, including installing automatic lighting sensors in offices and conference rooms and implementing building designs to take advantage of natural light.

We have invested in water sustainability programs, including a rainwater capture system that uses rainwater in facility cooling and diverts any unused water to a rainwater retention lagoon for later use. Other water conservation programs include:

•Wastewater treatment systems that use treated water for restrooms (not for handwashing) and irrigation of green areas;
•Replacement of grass and trees in more drought-prone areas with drought-tolerant landscaping to reduce the need for irrigation; and
•Installation of water-saving devices, such as photocell sensors on faucets in dining rooms and restrooms.

Reforestation initiatives undertaken support the Company's efforts to reduce its overall environmental footprint.

MANAGEMENT PROPOSALS REQUIRING YOUR VOTE

Proposal 1- Election of Directors

    Nominees and Directors

    Our Board currently consists of seven directors. The seven directors currently constituting the Board, whose terms expire in 2026, are standing for reelection at the Annual Meeting to serve until the next annual meeting of stockholders or until such directors' successors are elected and qualified or until the earlier of such director's resignation, removal, death, retirement or disqualification.

    Based on the recommendation of the Nominating Committee, the Board nominated and recommends that you vote FOR Vivek Jain, David C. Greenberg, Elisha W. Finney, David F. Hoffmeister, Donald M. Abbey, Laurie Hernandez, and Kolleen Kennedy who are currently members of the Board and whose current terms of office will expire at the Annual Meeting.

    It is not anticipated that the nominees will decline or be unable to serve as directors. If, however, that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated to fill the vacancy by the Company’s Nominating Committee.

    The following are summaries of the background, business experience and descriptions of the principal occupations of our directors. Directors’ ages are as of _______, 2026.

Vivek Jain

Mr. Jain, 54, joined the Company as CEO and Chairman of the Board in February 2014. The Board believes that including the CEO as a director is an efficient way of ensuring continuity between the development and execution of the Company’s business strategies. Mr. Jain served as CareFusion Corporation's ("CareFusion") President of Procedural Solutions from 2011 to February 2014. Mr. Jain served as President, Medical Technologies and Services of CareFusion from 2009 until 2011. Mr. Jain served as the Executive Vice-President-Strategy and Corporate Development of Cardinal Health from 2007 until 2009. Mr. Jain served as Senior Vice President, Business Development and M&A for the Philips Medical Systems business of Koninklijke Philips Electronics N.V., an electronics company from 2006 to August 2007. Mr. Jain served as an investment banker at J.P. Morgan Securities, Inc., an investment banking firm, from 1994 to 2006. Mr. Jain's last position with J.P. Morgan was as Co-Head of Global Healthcare Investment Banking from 2002 to 2006. Mr. Jain currently serves on the Board of Directors for Envista Holdings Corporation since 2020.

David C. Greenberg

    Mr. Greenberg, 59, has been a director since 2015, serves as Lead Independent Director and Chair of the Compensation Committee and is a member of the Audit Committee. Mr. Greenberg is currently serving as Chief Executive Officer of HomeThrive, Inc. Mr. Greenberg joined HomeThrive, Inc. in October 2018. Mr. Greenberg was Executive Vice President, Strategy of Medline Industries, Inc. (“Medline”) from June 2008 to October 2018. Medline is a privately held manufacturer and distributor of medical supplies uniquely positioned to provide products, education and support across the continuum of care. In that capacity, Mr. Greenberg was a member of Medline’s Executive Board and advised top leadership/ownership on all aspects of the business. Mr. Greenberg was responsible for Strategy, Business Development and M&A. Additionally, Mr. Greenberg was a Group President and had responsibility for Medline’s distribution business and several manufacturing and marketing divisions. Mr. Greenberg has served on the board of directors for Amendia, Inc., a spinal implant company. Previously, Mr. Greenberg spent thirteen years in a variety of leadership positions within Aon Corporation, including Chief Financial Officer of its Aon Global subsidiary. Currently Mr. Greenberg serves on the board of directors of HomeThrive, Inc. since October 2018, Canadian Hospital Specialties, a privately held medical device manufacturer and specialty distributor, since April 2021 and Finnitiv Health (formerly Access & Integrated Practice Holdings, LLC), a comprehensive variable access medical services platform, since 2023. The Board believes Mr. Greenberg should serve as a director due to his extensive knowledge and experience in the medical industry, demonstrated executive leadership in business and insight into financial matters.

Elisha W. Finney

Ms. Finney, 64, has been a director since January 2016, and serves as Chair of the Nominating and Governance Committee and is a member of the Audit Committee. Ms. Finney, now retired, was named Vice President, Finance and CFO of Varian Medical Systems in April 1999. In January 2005, she was promoted to Senior Vice President and given additional management responsibility for the Corporate Information Systems group. She was named Executive Vice President in February 2012. Varian Medical Systems is a leading manufacturer of medical devices and software for treating cancer and other medical conditions with radiotherapy, radiosurgery, proton therapy and brachytherapy. Ms. Finney managed a worldwide staff of 400. Her management responsibilities included corporate accounting; corporate communications and investor relations; internal financial and compliance audit; risk management; tax and treasury, and corporate information systems. Ms. Finney joined Varian as risk manager in 1988 and has assumed a wide variety of finance functions over her last 29 years with the company. Prior to joining Varian, Ms. Finney was with the Fox Group in Foster City, CA, and Beatrice Foods, a major food processing company, in Chicago, IL. Ms. Finney has served on the boards of: Mettler Toledo, a multinational manufacturer of scales and analytical instruments, since November 2017; and Viatris, a global pharmaceutical and healthcare corporation, since December 2022. Ms. Finney previously served on the boards of directors of: Nanostring Technologies from May 2017 to June 2024; Laserscope from August 2005 until July 2006 when Laserscope was sold to American Medical Systems; Thoratec, a developer, manufacturer and marketer of proprietary medical devices for mechanical circulatory support from July 2007 to May 2013; Altera Corporation, a manufacturer of programmable logic devices from September 2011 until December 2015, when Altera was sold to Intel; Cutera, Inc. a global provider of laser and other energy-based aesthetic systems, from November 2017 to May 2019; and iRobot Corporation, a robotics technology company, from January 2017 to November 2021. The Board believes Ms. Finney should serve as a director due to her extensive knowledge and experience in the medical industry and her financial knowledge and experience, particularly with respect to her service on the Audit Committee.

David F. Hoffmeister

    Mr. Hoffmeister, 71, has been director since January 2018 and serves as Chair of the Audit Committee and a member of the Compensation Committee. Mr. Hoffmeister served as Senior Vice President and Chief Financial Officer of Life Technologies Corp. from 2004 to 2014. Prior to joining Life Technologies, Mr. Hoffmeister was a senior partner with McKinsey & Co., focusing on health care, private equity and chemicals industries. Before joining McKinsey, Mr. Hoffmeister held financial positions at GTE Corp. and W.R. Grace and Co. Mr. Hoffmeister currently serves on the boards of Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals and has since November of 2014. Mr. Hoffmeister currently serves on the Board of Directors of Glaukos Corp. and has since 2014; Celanese Corp., since 2005; and Stepstone Group, Inc. since 2020. Mr. Hoffmeister received a bachelor’s of science degree from University of Minnesota and a M.B.A. from University of Chicago. The Board believes Mr. Hoffmeister should serve as a director due to his strong finance background and extensive experience as a chief financial officer of a global biotechnology company.

Donald M. Abbey

    Mr. Abbey, 59, has been a director since January 2018 and is a member of the Nominating Committee and the Compensation Committee. Mr. Abbey is currently serving as Executive Vice President, Global Business Services, Regulatory, Medical and Clinical Affairs at Dexcom, Inc. (“Dexcom”). Mr. Abbey joined Dexcom in May of 2016. Prior to joining Dexcom, Mr. Abbey was with Becton Dickinson (who acquired CareFusion Corporation in 2015 and which was spun out of Cardinal Health in 2009 (collectively, “BD”) from 2007. Mr. Abbey served in many roles over his years at BD including most recently as the Senior Vice President, Quality and Regulatory. Prior to his time at BD, Mr. Abbey held senior quality and regulatory affairs and general management positions with Respironics, Welch Allyn and Philips Healthcare. Mr. Abbey began his career at Varian Medical and Boston Scientific holding positions with increasing responsibility in research and development and quality. Mr. Abbey received a B.S.E.E from Washington State University and a M.B.A from University of Washington. The Board believes Mr. Abbey should serve as a director due to his extensive knowledge and experience in the medical industry and particularly, his knowledge of compliance and regulatory requirements.

Laurie Hernandez

Ms. Hernandez, 68, has been a director since July 2021 and is a member of the Nominating Committee. Ms. Hernandez is a retired healthcare executive with over 25 years of strategic healthcare experience. Ms. Hernandez joined Baxter Healthcare Corporation (“Baxter”) in November of 2007 and has assumed a wide variety of strategic positions over her 10 years with that company. Prior to joining Baxter, Ms. Hernandez was with Hospira Inc. in Lake Forest, Illinois. Ms. Hernandez previously served on the boards of Sinai Health System in Chicago, Illinois and Lambs Farm in Libertyville, Illinois. The Board believes Ms. Hernandez should serve as a director due to her extensive experience in the medical industry.

Kolleen T. Kennedy

Ms. Kennedy, 66, has been a director since December 2021 and is a member of the Nominating and Governance Committee. Ms. Kennedy retired as President, Proton Solutions & Chief Growth Officer at Varian Medical Systems (“Varian”) in December 2021. Ms. Kennedy joined Varian in 1997 as Marketing Manager for radiation therapy delivery systems, and assumed other strategic roles over 24 years including Executive Vice President of Varian Oncology Systems, the market leading radiation therapy business division with nearly 7,000 employees worldwide. Prior to joining Varian, Ms. Kennedy was with Siemens Medical Systems and Radiation Oncology Computer Systems in oncology product sales and marketing. Ms. Kennedy received BS degrees in Radiation Oncology and Psychology from Wayne State University as well as an MS degree in Medical Physics from the University of Colorado. Ms. Kennedy currently serves on the boards of IPG Photonics since 2023, Wayne State University Foundation since 2018, and Partsol since 2025, and served on the boards of the City Cancer Challenge Foundation from 2018 to 2022, and Radiation Oncology Institute from 2018 to 2021. The Board believes Ms. Kennedy should serve as a director due to her relevant knowledge and history in the medical industry.

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
    Deloitte & Touche LLP (“Deloitte”) has been the Company’s independent registered public accounting firm since its selection by the Audit Committee on March 19, 2008. Deloitte was most recently ratified by the stockholders at the 2025 Annual Meeting of Stockholders as the independent registered public accounting firm of the Company for the year ended December 31, 2025.

    The Audit Committee has appointed Deloitte to continue as the independent registered accounting firm of the Company for the year ending December 31, 2026. Representatives of Deloitte are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions. Although the ratification by stockholders is not required by our bylaws or otherwise, the Board is submitting the selection of Deloitte to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

    The Board recommends that you vote FOR the ratification of the appointment of Deloitte.

Fees Paid to Auditors

    It is the policy of our Audit Committee to have the engagement of our independent registered public accounting firm to perform any audit or non-audit services approved in advance by the Audit Committee. Such approval authority is delegated to the Chairman of the Audit Committee on behalf of the Audit Committee as permitted by the Audit Committee Charter. In 2024 and 2025, all fees to our auditors were pre-approved by the Audit Committee.

    Deloitte was our independent registered public accounting firm in 2024 and 2025. Fees billed by Deloitte for 2024 and 2025 were as follows:

	2024	2025
Audit fees(1)	$6,681,046	$8,311,194
Tax fees(2)	$541,557	$500,260
All other fees(3)	$3,031,436	$2,060,742
_______________________________
(1) Audit fees include fees associated with the annual audit of ICU's consolidated financial statements, reviews of ICU's Quarterly Reports on Form 10-Q and statutory audits required internationally.
(2) Tax fees includes tax compliance, assistance with tax audits, tax advice and tax planning.
(3) Other fees in 2024 and 2025 primarily relate to consulting fees incurred on our consolidation and rebranding project and separation planning fees related to a purchase agreement with Otsuka Pharmaceutical Factory America, Inc. in November 2024.

Proposal 3 - Advisory Vote to Approve Named Executive Officer Compensation

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, our Board is requesting that stockholders approve, on a non-binding, advisory basis, the compensation of our named executive officers for 2025 as described in the CD&A and Executive Compensation tables on pages 12 through 24 of this Proxy Statement.

    The Board believes that the information provided above in the CD&A and Executive Compensation sections of this Proxy Statement demonstrates that our executive compensation programs are designed to emphasize pay for performance and are directed toward aligning management’s interests with our stockholders’ interests. Accordingly, our Board recommends that stockholders approve the following resolution:

RESOLVED, that the stockholders of ICU Medical, Inc. approve, on an advisory basis, the compensation paid to the Company's named executive officers as described in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.

    This advisory Say-On-Pay vote is non-binding on the Board. Although the vote is non-binding, the Board and our Compensation Committee will review and thoughtfully consider the voting results when making future decisions concerning the compensation of the Company's named executive officers.

The Board recommends a vote FOR approval of the compensation of the Company's named executive officers.

Proposal 4 - Amendments to the Company's Amended and Restated Certificate of Incorporation to Adopt Simple Majority Voting Provisions

We are asking our stockholders to approve amendments to the Company’s Amended and Restated Certificate of Incorporation (as currently in effect, the “Certificate of Incorporation”) to eliminate certain provisions that require a supermajority vote of stockholders and to remove such other provisions in the Certificate of Incorporation that are no longer applicable (collectively, the “Majority Voting Amendments”). This summary of the Majority Voting Amendments is qualified in its entirety by the specific text of the proposed amendments to the Certificate of Incorporation, which are attached as Appendix B to this Proxy Statement.

A summary of the proposed amendments is as follows:

	Current Voting Standard	Proposed Amended Voting Standard
To shorten the term of any director holding office	Two-thirds vote of outstanding shares	Majority vote of outstanding shares
To permit any such director to be removed without cause	Two-thirds vote of outstanding shares	Majority vote of outstanding shares
To increase the number of directors in any class or in the aggregate	Two-thirds vote of outstanding shares	Majority vote of outstanding shares

Background

At the Company’s 2025 Annual Meeting of Stockholders, our stockholders voted on a stockholder proposal requesting that the Board take the steps necessary, in compliance with applicable laws, so that each stockholder voting requirement in our Certificate of Incorporation and Bylaws (the “Governance Documents”) that calls for a greater than simple majority vote be replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. The proposal passed with the support of a majority of the votes cast at our 2025 Annual Meeting of Stockholders.

The Board has carefully considered the advantages and disadvantages of maintaining supermajority voting requirements in our Governance Documents, including the provisions requiring the affirmative vote of holders of two-thirds of the outstanding voting securities of the Company to (i) shorten the term of a director, (ii) permit directors to be removed without cause or (iii) increase the number of directors in any class or in the aggregate. In our 2025 proxy statement, the Board recommended that stockholders vote against the stockholder proposal, explaining that the supermajority voting requirements in the Governance Documents are intended to comply with applicable law, maximize long-term value for all stockholders and safeguard against self-interested actions of a few large stockholders. The Board acknowledges, however, that stockholders have expressed a different view and, after weighing the considerations, the Board has determined that it is in the best interests of the Company and its stockholders to eliminate the supermajority voting requirements in our Governance Documents by adopting the Majority Voting Amendments.

The Board has approved and recommends that the Company’s stockholders approve the Majority Voting Amendments as set out in Appendix B. If stockholders approve this proposal by the required vote, the Majority Voting Amendments will become effective upon the filing and effectiveness of the Majority Voting Amendments with the Secretary of State of the State of Delaware. The Board currently plans to file the Majority Voting Amendments as soon as reasonably practicable after receiving the required approval from the Company’s stockholders.

Stockholders are also being asked to consider the proposal set forth in Proposal 5 to provide stockholders with a special meeting right in our Certificate of Incorporation. Proposal 5 is independent from this Proposal 4. If only this Proposal 4 is approved by stockholders, we would file a certificate of amendment that implements only those amendments to our Certificate of Incorporation that were approved by management, as shown in Appendix B.

The Board recommends a vote FOR approval of the Majority Voting Amendments to the Company’s Certificate of Incorporation.

Proposal 5 - Amendment to our Restated Certificate of Incorporation to Adopt a Stockholder Right to Call Special Meetings at an Ownership Threshold of 25%

We are asking our stockholders to approve an amendment to the Company’s Certificate of Incorporation. This amendment, referred to as the “Special Meeting Amendment,” would allow stockholders holding no less than 25% of the combined voting power of all outstanding voting securities of the Company the right to call a special meeting of stockholders, subject to the requirements and procedures set forth in the Company’s Bylaws, as now or hereinafter in effect. This description of the Special Meeting Amendment is qualified in its entirety by the full text of the proposed amendment to the Certificate of Incorporation, which is attached as Appendix C to this Proxy Statement.

Currently, under our Certificate of Incorporation and our Bylaws, only the Board, the Chairman of the Board or the President of the Company may call a special meeting of stockholders. The Board considered the views of our stockholders in relation to this proposal. Specifically, as part of our regular engagement with stockholders, we discussed a variety of governance-related topics, including views with respect to a stockholder right to call special meetings. Based on these discussions, and taking into account our size and ownership structure, we believe our stockholders generally support the adoption of a stockholder special meeting right that would allow stockholders holding no less than 25% of the combined voting power of all outstanding voting securities of the Company to call a special meeting.

While the Board recognizes that special meetings of the stockholders can be an important corporate governance practice, special meetings should be extraordinary events that require substantial stockholder support. Special meetings impose significant administrative and operational costs on the Company and require substantial time and attention from our Board and management team, potentially diverting resources from their primary focus of operating our business and creating long-term stockholder value.

The Board believes that implementing a stockholder special meeting right at a 25% ownership threshold strikes an appropriate balance between enhancing stockholder rights and protecting the long-term interests of the Company and all stockholders. This ownership threshold helps ensure that special meetings are called for matters of genuine concern to a significant portion of our stockholders while preventing a small minority of stockholders from using special meetings to advance narrow interests that may not be shared by the broader stockholder base.

The Board also believes that this approach aligns with market practice. According to recent FactSet data, approximately 37.6% of S&P 500 companies that provide stockholders with a special meeting right have set the ownership threshold at 25% or higher and approximately 22.6% of S&P 500 companies provide no right for stockholders to call a special meeting, while only about 13.1% have adopted a special meeting right with a 10% threshold. As further discussed under “Proposal 7 – Advisory Vote on a Stockholder Proposal to Establish a 10% Stockholder Special Meeting Right – Board of Directors’ Statement in Opposition to the Shareholder Proposal,” a 25% ownership threshold serves the best interests of our stockholders as a whole by reducing the risk that one or a small minority of stockholders may pursue special interests not deemed critical by our stockholders generally. The Board believes that a special meeting right with a 25% ownership threshold will contribute to an open and constructive forum for stockholders to express concerns, allow the Company to understand the priorities and perspectives of its stockholders, and enable the Company to effectively address the issues that matter most to its stockholders, while ensuring that special meetings are held sparingly to address extraordinary matters considered so significant or urgent that they require immediate consideration by all stockholders outside of an annual meeting.

The Board has approved amendments to the Bylaws (the “Bylaw Amendments”) to establish the procedural and disclosure requirements in connection with permitting stockholders who hold, in the aggregate, at least 25% of the combined voting power of all outstanding voting securities of the Company to call a special meeting of stockholders. The requirements set forth in Bylaw Amendments include that:

•The requesting stockholder(s) must follow certain procedural requirements for requesting that the Company set a record date to determine whether the requesting stockholder(s) meet the share ownership requirement. Requesting stockholder(s) are not required to hold their shares of common stock in record name to request a record date or sign a special meeting request.

•Any record date or special-meeting request must set forth information regarding, (1) the business proposed to be conducted at the meeting, (2) information about any director candidate nominated and (3) information with respect to the requesting stockholder(s), including the beneficial owner(s), if any, on whose behalf the proposal is made, provided that only the name, address and the number of shares held of record or beneficially held is required for any requesting stockholder who has provided the demand solely in response to a proxy solicitation made pursuant to the Securities Exchange Act of 1934, as amended.

•A special meeting request will not be valid if:

◦it does not comply with the applicable procedural requirements set forth in the Bylaw Amendments;

◦it relates to an item of business to be transacted at such meeting that is not a proper subject for stockholder action under applicable law;

◦the business proposed to be conducted at the meeting is identical or substantially similar to an item of business for which a record date was previously fixed, that is delivered between the 61st day after and the one-year anniversary of such record date;

◦an identical or substantially similar item of business was covered at the most recent annual meeting or at a special meeting held within one year prior to the date on which the request was received; or

◦an identical or substantially similar item of business is to be covered at a stockholder meeting called by the Board to be held within 90 days after the request is received.

The Board believes that the requirements described above are important to, among other things, avoid duplicative and unnecessary special meetings regarding matters recently considered by stockholders or that stockholders will imminently consider at an upcoming stockholder meeting. The effectiveness of the Bylaw Amendments is subject to the approval of the Special Meeting Amendment. This description of the Bylaw Amendments is qualified in its entirety by the full text of the proposed Bylaw Amendments, which are attached as Appendix D to this Proxy Statement.

Stockholders are being asked to vote on two proposals regarding a stockholder special meeting right: this Proposal 5, to establish a special meeting right with a 25% ownership threshold, and a stockholder proposal, (Proposal 7) to establish a special meeting right with a 10% ownership threshold. If Proposal 5 passes, it will be effective as soon as reasonably practicable following our Annual Meeting, as you are being asked to vote on an actual amendment to our Certificate of Incorporation that is self-executing. Proposal 7 is a precatory proposal, meaning that it is only a recommendation, and so it will not be automatically implemented if it passes. Instead, the Board will take the vote of our stockholders into consideration after the Annual Meeting and then decide whether or not to implement the proposal. However, if either (A) both proposals receive sufficient votes to pass or (B) Proposal 5, to implement the 25% threshold, receives more votes than the Proposal 7, to implement the 10% threshold, the Board has determined that it will not implement the special meeting right at the lower threshold.

The Board has approved and recommends that the Company’s stockholders approve the Special Meeting Amendment as set out in Appendix C. If stockholders approve this proposal by the required vote, the Special Meeting Amendment will become effective upon the filing and effectiveness of the Special Meeting Amendment with the Secretary of State of the State of Delaware. The Board currently plans to file the Special Meeting Amendment as soon as reasonably practicable after receiving the required approval from the Company’s stockholders.

Stockholders are also being asked to consider the management proposal set forth in Proposal 4 to eliminate supermajority voting standards in our Certificate of Incorporation. Proposal 4 is independent from this Proposal 5. If only this Proposal 4 is approved by stockholders, we would file a certificate of amendment that implements only those amendments to our Certificate of Incorporation that were approved by stockholders, as seen in Appendix B.

The Board recommends a vote FOR approval of the Special Meeting Amendment to the Company’s Certificate of Incorporation.

Proposal 6 - Approval of an Adjournment of the Annual Meeting

The Board believes that, if the Annual Meeting is convened and a quorum is present, but there are insufficient votes at that time to approve Proposal 5, it is in the best interests of the stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposal 5.

In this Proposal 6, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Annual Meeting with respect to Proposal 5, and any adjourned session of the Annual Meeting with respect to Proposal 5, to use the additional time to solicit additional proxies in favor of Proposal 5.

STOCKHOLDER PROPOSALS

Proposal 7- Advisory Vote on a Stockholder Proposal to Establish a 10% Stockholder Special Meeting Right

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, has informed the Company of the intent to present the proposal set forth below at our Annual Meeting. The number of the Company’s securities that the stockholder owns will be provided to stockholders promptly upon request. If the stockholder (or his “qualified representative”) is present at the Annual Meeting and properly submits the proposal for a vote, then the stockholder proposal will be voted upon at the Annual Meeting. In accordance with federal securities laws, the stockholder proposal is presented below as submitted by the stockholder and is quoted verbatim below . The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement.

Proposal 7 – Give Shareholders a Reasonable Ability to Call for a Special Shareholder Meeting

Shareholders ask the Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. Such a special shareholder meeting can be an easy to convene online shareholder meeting.

There shall be no unnecessary poison pill rule to require ownership of shares for a specific period of time or unnecessary requirement that ICUI shareholders hold their shares in a certain manner in order for shares to participate in calling for a special shareholder meeting. This proposal includes that ICU Medical incorporates this right in its bylaws and that such bylaws be published on the ICUI website for easy access.

To guard against the ICUI Board of Directors becoming complacent shareholders need the ability to call a special shareholder meeting to help the Board adopt new strategies when ICUI underperforms.

Now could be a good timing for this proposal since ICUI stock was at $321 in 2018 and fell to only $114 in late 2025 despite a robust stock market.

Plus challenging news reports regarding ICUI emerged in 2025.

ICUI received a warning letter from the FDA that it made significant, unauthorized changes to its Medfusion Model 4000 and CADD Solis VIP infusion pumps. The letter said that these changes could significantly affect the safety and effectiveness of the devices, including their delivery profile and alarm functions. Following the FDA warning, multiple law firms, including Block & Leviton and Pomerantz LLP, announced investigations into whether ICUI committed securities fraud by failing to properly disclose these issues to ICUI shareholders.

The FDA labeled a software correction for ICUI's Plum Duo Infusion System as a Class I recall, the most serious type. The software issue could result in serious injury or death.

Financial news outlets reported that ICUI experienced a decline in revenue throughout 2025, which raised concerns about profitability and weakening demand. Revenue dropped 8% in Q2. ICUI said that its financial outlook was negatively affected by tariffs, a potential $30 million impact in 2025.

ICUI also cited ongoing China supply chain challenges. ICUI forecasted a full-year GAAP net loss.

The news of the FDA warning letter in April 2025 caused ICUI's stock to fall 4%. A Weiss Ratings analyst reiterated a "Sell" rating for ICUI. Financial analysts said that the stock was in a "very wide and falling trend" with multiple negative signals.

Please vote yes:
Give Shareholders a Reasonable Ability to Call for a Special Shareholder Meeting — Proposal 7

The Board’s Statement in Opposition

The Board has considered this proposal and believes that its adoption is not in the best interests of our stockholders. Furthermore, the proponent’s statement in support advances positions that are inapplicable to the proposal and that misrepresent matters regarding the Company. Accordingly, the Board unanimously recommends a vote AGAINST this proposal for the following reasons.

The Board recognizes that providing stockholders with a special meeting right can be an important governance practice. For this reason, the Board has recommended that stockholders approve Proposal 5 to provide stockholders owning 25% of the combined voting power of all outstanding voting securities of the Company the right to request a special meeting, subject to reasonable and appropriate procedural requirements and safeguards. The Board believes that implementing a stockholder special meeting right at a 25% ownership threshold strikes an appropriate balance between enhancing stockholder rights and protecting the long-term interests of the Company and all stockholders.

Active Engagement with Stockholders – Currently, under our Certificate of Incorporation and our Bylaws, only the Board, the Chairman of the Board or the President of the Company may call a special meeting of stockholders. The Board considered the views of our stockholders in relation to this proposal. Specifically, as part of our regular engagement with stockholders, we discussed a variety of governance-related topics, including views with respect to a stockholder right to call special meetings. Based on these discussions, and taking into account our size and ownership structure, we believe our stockholders generally support the adoption of a stockholder special meeting right that would allow stockholders holding no less than 25% of the combined voting power of all outstanding voting securities of the Company to call a special meeting. As part of the Board’s ongoing review of our corporate governance practices, the Board has determined it is appropriate to provide stockholders with the right to request special meetings of stockholders, subject to appropriate procedural requirements and safeguards.

Market Practice Supports a 25% Threshold – According to recent FactSet data, approximately 37.6% of S&P 500 companies that provide stockholders with a special meeting right have set the ownership threshold at 25% or higher and approximately 22.6% of S&P 500 companies provide no right for stockholders to call a special meeting, while only about 13.1% have adopted a 10% threshold. Accordingly, the Board believes that the 10% threshold requested by the stockholder proposal is inconsistent with market practice.

Protection Against Misuse and Disproportionate Influence – Special meetings impose significant administrative and operational costs on the Company. Our Board, management team, and employees must devote substantial time and attention to prepare for a special meeting, diverting resources from their primary focus of operating our business and creating long-term stockholder value. Given the Company’s current ownership structure, a 10% ownership threshold could allow a single stockholder or small group of stockholders to unilaterally call a special meeting to advance narrow interests that may not be shared by the broader stockholder base.

Excellent Corporate Governance Structure – The Company is firmly committed to good corporate governance and has adopted a wide range of practices and procedures that promote effective governance, oversight and accountability. Our Board believes that the corporate governance concerns raised by the proponent are misplaced. Some of the Company’s strong corporate governance practices include the following:

•each of our directors is elected annually for a 1-year term;

•6 of our 7 directors, or 86%, are independent directors under the standards adopted by the SEC and Nasdaq;

•each of the three Board committees—Audit and Compliance, Nominating/Corporate Governance and Compensation—is composed solely of independent directors;
•the Board has appointed a Lead Independent Director who, among other things, presides at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, and serves as principal liaison between the Chairman and the independent directors;

•we proactively engage with our stockholders outside of the annual meeting process to ensure important matters are raised and considered by all interested stakeholders, including those relating to the Company’s financial performance, executive compensation, and the long-term strategy; and

•we hold an annual stockholder vote on our executive compensation, with stockholders overwhelmingly approving such compensation by voting approximately 95.9% in favor in 2025.

For these reasons, the Board recommends a vote AGAINST the stockholder proposal requesting a 10% stockholder special meeting right.

ANNUAL REPORT

    Accompanying this Proxy Statement for those stockholders receiving the Proxy Statement in mail is the Company's 2025 Annual Report. The 2025 Annual Report is available free of charge on the Company's website at https://ir.icumed.com/financial-information or you can request a copy free of charge by internet at www.proxyvote.com, by telephone at 1-800-579-1639 or by e-mail at sendmaterial@proxyvote.com.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov.
NOMINATION OF DIRECTORS AND SUBMISSION OF STOCKHOLDER PROPOSALS

    Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to the Company at its principal executive offices no later than _______.

Stockholders intending to present a proposal (including a director nomination) at the 2027 Annual Meeting, which proposal would not be included in next year’s proxy materials, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than ninety (90) days or more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or director nomination for the 2027 Annual Meeting of Stockholders not later than February 12, 2027 and not earlier than January 13, 2027. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after May 13, 2027 (the one year anniversary of this year’s Annual Meeting), then our Secretary must receive such written notice not more than the hundred twentieth (120th) day prior to the 2027 Annual Meeting and not later than (i) the ninetieth (90th) day prior to the 2027 Annual Meeting or, (ii) if later, the tenth (10th) day following the day on which public disclosure of the date of the 2027 Annual Meeting is first made by us.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

In connection with our 2027 Annual Meeting, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2027 Annual Meeting.

OTHER MATTERS

    The Company knows of no other matters to be brought before the Annual Meeting. If any other matters are properly presented for action, the persons named in the accompanying proxy intend to vote on such matters in their discretion.

SOLICITATION OF PROXIES

    The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made on our behalf by mail, telephone, electronic transmission or in person by directors, officers and other employees of the Company, but such persons will not receive compensation for such services over and above their regular salaries. The Company will reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of beneficial owners for their reasonable charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such stock.

HOUSEHOLDING

The SEC has adopted rules that allow a company to deliver a single proxy statement and annual report to two or more stockholders sharing the same address. This method of delivery, known as “householding," permits us to realize cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may notify Broadridge by calling toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

                    BY ORDER OF THE BOARD OF DIRECTORS

                    Virginia Sanzone, Corporate Vice President General Counsel and Secretary

ANNEX A
Use of Non-GAAP Financial Information

    This Proxy Statement contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Our management believes that the non-GAAP data provides useful supplemental information to management and investors regarding our performance and facilitates a more meaningful comparison of results of operations between current and prior periods. The non-GAAP financial measures included in this Proxy Statement are Adjusted EBITDA, Adjusted Diluted Earnings Per Share ("Adjusted Diluted EPS") and Free Cash Flow ("FCF"). Adjusted EBITDA excludes from net loss: interest, net; stock compensation expense; intangible asset amortization expense; depreciation expense reduction, restructuring, strategic transaction and integration expense; change in fair value of contingent earn-out; quality system and product-related remediation charges; asset write-offs and similar charges; settlements; noncash release of loss on contract provision; gross profit on contract manufacturing and provision for income taxes. Adjusted Diluted EPS excludes, net of tax from diluted earnings per share: stock compensation expense; intangible asset amortization expense; depreciation expense reduction - assets held for sale classification; restructuring, strategic transaction and integration expense; settlements; change in the fair value of contingent earn-out; quality system and product-related remediation; asset write-offs and similar charges; gain on sale of business; noncash release of loss on contract provision; loss on debt extinguishment; refinancing-related charges; tax expense from valuation allowance; the estimated income tax impact from the adjustments calculated using the specific tax rate applied to each adjustment based on the nature of the item/or the tax jurisdiction in which the item was recorded; and earnings per share impact on net loss due to use of basic versus diluted weighted average shares. FCF means net cash provided by operating activities minus purchase of property, plant and equipment, plus proceeds from sale of assets.

    The non-GAAP financial measures should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

Reconciliations of GAAP to non-GAAP Financial Measures
(in thousands, except per share data)

Adjusted EBITDA
	Year Ended December 31,
	2025	2024
GAAP net loss	$732	$(117,688)

Non-GAAP adjustments:
Interest, net (a)	83,031	95,753
Stock compensation expense (b)	55,758	46,883
Depreciation and amortization expense (c)	200,741	219,512
Restructuring, strategic transaction and integration expense (d)	66,505	59,840
Change in fair value of contingent earn-out (e)	—	(5,399)
Quality system and product-related remediation charges (f)	40,459	19,126
Asset write-offs and similar charges (g)	887	773
Gain on sale of business (h)	(44,792)	—
Settlements (i)	1,701	20
Noncash release of loss on contract provision (j)	(2,869)	—
Gross profit on contract manufacturing (k)	(755)	—
Provision for income taxes (l)	2,437	51,676
Total non-GAAP adjustments	403,103	488,184

Adjusted EBITDA	$403,835	$370,496

Adjusted Diluted Earnings Per Share
	Year Ended December 31,
	2025	2024
GAAP diluted loss earnings per share	$0.03	$(4.83)

Non-GAAP adjustments:
Stock compensation expense (b)	2.24	1.91
Amortization expense (c)	5.28	5.46
Depreciation expense reduction - assets held for sale classification (m)	(0.17)	(0.09)
Restructuring, strategic transaction and integration expense (d)	2.67	2.43
Change in fair value of contingent earn-out (e)	—	(0.22)
Quality system and product-related remediation charges (f)	1.62	0.78
Asset write-offs and similar charges (g)	0.04	0.03
Gain on sale of business (h)	(1.80)	—
Settlements (i)	0.07	—
Noncash release of loss on contract provision (j)	(0.08)	—
Gross profit on contract manufacturing (k)	(0.03)	—
Loss on debt extinguishment (n)	0.10	—
Refinancing-related charges (o)	0.01	—
Tax expense from valuation allowance (p)	0.20	3.32
Estimated income tax impact from adjustments (q)	(2.42)	(2.64)
Earnings per share impact on net loss due to use of basic versus diluted weighted average shares	—	0.04
Adjusted diluted earnings per share *	$7.75	$6.21
__________________________________
*May not foot due to rounding of individual line items

(a) We exclude interest in deriving Adjusted EBITDA as interest can vary significantly among companies depending on a company's level of income generating instruments and/or level of debt.
(b) We exclude stock-based compensation is generally fixed at the time the stock-based instrument is granted and amortized over a period of several years. The value of stock options is determined using a complex formula that incorporates factors, such as market volatility, that are beyond our control. The value of our restricted stock awards is determined using the grant date stock price, which may not be indicative of our operational performance over the expense period. Additionally, in order to establish the fair value of performance-based stock awards, which are currently an element of our ongoing stock-based compensation, we are required to apply judgment to estimate the probability of the extent to which performance objectives will be achieved. Based on the above factors, we believe it is useful to exclude stock-based compensation in order to better understand our operating performance.
(c) We exclude depreciation expense in deriving Adjusted EBITDA because companies utilize productive assets of different ages and the depreciable lives can vary significantly resulting in considerable variability in depreciation expense among companies. We exclude intangible asset amortization expense in deriving Adjusted EBITDA as we do not acquire businesses or capitalize certain patent costs on a predictable cycle. The amount of purchase price allocated to intangible assets and the term of amortization can vary significantly and are unique to each acquisition. Capitalized patent costs can vary significantly based on our current level of development activities. We believe that excluding amortization of intangible assets provides the users of our financial statements with a consistent basis for comparison across accounting periods.

(d) We exclude restructuring and strategic transaction charges that result from events, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our ongoing business. Although these events are reflected in our GAAP financial statements, these unique transactions may limit the comparability of our ongoing operations with prior and future periods.

(e) We exclude the impact of certain amounts recorded in connection with business combinations. We exclude items that are either non-cash or not normal, recurring operating expenses due to their nature, variability of amounts, and lack of predictability as to occurrence and/or timing.

(f) We exclude certain quality system and product-related remediation charges in determining our non-GAAP financial measures as they may limit the comparability of our ongoing operations with prior and future periods and distort the evaluation of our normal operating performance.

(g) Occasionally, we may write-off certain assets or we may sell certain assets. We exclude the non-cash gain/loss on the write-off/sale of these assets in determining our non-GAAP financial measures as they may limit the comparability of our ongoing operations with prior and future periods and distort the evaluation of our normal operating performance.

(h) We exclude any non-cash gains/losses on the sale of a business in determining our non-GAAP financial measures as the inclusion may limit the comparability of our ongoing operations with prior and future periods and distort the evaluation of our normal operating performance.

(i) Occasionally, we are involved in contract renegotiations or other events that may result in one-time settlements. We exclude these settlements as they have no direct correlation to the operation of our ongoing business.

(j) We provide certain services under fixed priced arrangements in accordance with a transition services arrangement. We do not include the loss on contract provision or subsequent release net of the related interest accretion as a result of providing those services in our non-GAAP financial measures as the agreement was negotiated contemporaneously with a disposition and is not indicative of a normal market transaction. The loss provision and subsequent release is a non-recurring noncash adjustment that if included may limit the comparability of our ongoing operations with prior and future periods.

(k) We manufacture certain products or product components in accordance with manufacturing services agreements. We do not include the contract revenue in our Adjusted Revenue, or any gross profit impact in our Adjusted Gross Profit as the commercial relationship under these types of agreements are originally negotiated contemporaneously with a business combination or other transactions and are not indicative of normal market transactions.

(l) We exclude taxes in deriving Adjusted EBITDA as taxes are deemed to be non-core to the business and may limit the comparability of our ongoing operations with prior and future periods and distort the evaluation of our normal operating performance.

(m) Once classified as held for sale, depreciation expense should not be recorded for any long-lived assets included in the disposal group, as such, we adjust for the benefit received on the discontinuation of depreciation with respect to assets classified as held for sale during the period as these unusual transactions may limit the comparability of our ongoing operations with prior and future periods.

(n) We exclude any non-cash loss on extinguishment of debt in determining our non-GAAP financial measures as the inclusion may limit the comparability of our ongoing operations with prior and future periods and distort the evaluation of our normal operating performance.

(o) We exclude infrequent, event-driven debt refinancing-related charges in determining our non-GAAP financial measures as the inclusion may limit the comparability of our ongoing operations with prior and future periods and distort the evaluation of our normal operating performance.

(p) We may exclude the income tax impact of certain non-recurring discrete tax items that are not reflective of income tax expense/benefit incurred as a result of current period earnings/ loss, as well as the impact of certain deferred tax valuation allowances when assessed against non-GAAP profitability.

(q) Non-GAAP income tax provision includes the tax impact of the following adjustments: stock compensation expense; intangible asset amortization expense; restructuring, strategic transaction and integration; adjustment to reverse the cost recognition related to the purchase accounting write-up of inventory to fair value; contract settlement; and quality system product-related remediation charges. The non-GAAP effective income tax rate includes the tax rate effect of the above adjustments calculated using the specific tax rate applied to each adjustment based on the nature of the item/or the tax jurisdiction in which the item has been recorded.

Free Cash Flow
	Twelve months ended December 31

	2025	2024
Net cash provided by operating activities	$179,847	$204,033
Purchase of property, plant and equipment	(88,043)	(79,373)
Proceeds from sale of assets	8,059	746
Free cash flow	$99,863	$125,406

ANNEX B

PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ADOPT SIMPLE MAJORITY VOTING PROVISIONS

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ICU MEDICAL, INC.
Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware

ICU Medical, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.The name of the corporation is ICU Medical, Inc. The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was January 9, 1992.

2.This Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) restates and integrates and also further amends the provisions of the Certificate of Incorporation of the corporation, as heretofore amended, and has been duly adopted and approved by the Board of Directors and the stockholders of the corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

3.The text of the Certificate of Incorporation of the corporation, as heretofore amended, is hereby amended and restated to read in its entirety as follows:

*****

FIRST: The name of the corporation is ICU Medical, Inc.

SECOND: The address of the registered office of the corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801, and the name of its registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of stock of all classes which the corporation shall have the authority to issue is 80,500,000 shares consisting of 80,000,000 shares of Common Stock, par value of $0.10 per share, and 500,000 shares of Preferred Stock, par value of $1 per share.

The Board of Directors shall have the authority at any time and from time to time to adopt a resolution or resolutions dividing the Preferred Stock into one or more series and (unless otherwise provided in such resolution or resolutions) to increase or decrease the number of shares of any such series, but not below the number of shares of any such series then outstanding. The Board of Directors is authorized to fix or alter in any one or more respects, from time to time, by a resolution or resolutions, the designation, powers, voting powers, preferences and the relative, participating, optional, conversion or other rights of the shares of each such series, and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of any dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption, rights upon dissolution or liquidation, sinking funds, and any other rights, preferences and limitations of any series of Preferred Stock.
Pursuant to the authority conferred by this Article FOURTH, a series of Preferred Stock designated as the Series A Junior Participating Preferred Stock has been designated, the terms of which, including number of shares, and the rights, preferences and powers thereof, and the qualifications, limitations and restrictions thereon, are as set forth in Exhibit A attached hereto and incorporated herein by reference.

FIFTH: The exact number of directors shall be fixed from time to time by, or in the manner provided in, the Bylaws of the corporation and may be increased or decreased as therein provided. Directors of the corporation need not be elected by ballot unless required by the Bylaws.

The directors, other than any directors elected separately as a class by the holders of one or more series of Preferred Stock, shall be and are divided into three classes; provided that such division shall terminate at the second Annual Meeting of Stockholders held after the 2014 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders beginning at the 2014 Annual Meeting of Stockholders, directors whose terms expire at that meeting (or such directors’ successors) shall be elected for a one-year term. Accordingly, at the 2014 Annual Meeting of Stockholders, the directors whose terms expire at that meeting (or such directors’ successors) shall be elected to hold office for a one-year term expiring at the 2015 Annual Meeting of Stockholders; at the 2015 Annual Meeting of Stockholders, the directors whose terms expire at that meeting (or such directors’ successors) shall be elected to hold office for a one-year term expiring at the 2016 Annual Meeting of Stockholders; and at the 2016 Annual Meeting of Stockholders and each Annual Meeting of Stockholders thereafter, all directors shall be elected to hold office for a one-year term expiring at the next Annual Meeting of Stockholders.

Any directors serving in a class of directors for a term expiring at the third Annual Meeting of Stockholders following the election of such class may be removed only with cause, and all other directors may be removed with or without cause. Subject to such removal, death, resignation, retirement or disqualification, each director shall hold office until the Annual Meeting for the year in which his or her term expires and until his or her successor shall be elected and qualified. No alteration, amendment or repeal of this Article FIFTH or the Bylaws of the corporation shall be effective to shorten the term of any director holding office at the time of such alteration, amendment or repeal, to permit any such director to be removed without cause, or to increase the number of directors in any class or in the aggregate from that existing at the time of such alteration, amendment or repeal, until the expiration of the terms of office of all directors then holding office, unless (i) in the case of this Article FIFTH, such alteration, amendment or repeal has been approved by the affirmative vote of the holders of ~~two-thirds~~a majority of the shares of stock of the corporation outstanding and entitled to vote thereon, or (ii) in the case of the Bylaws, such alteration, amendment or repeal has been approved by either the affirmative vote of the holders of ~~two-thirds~~a majority of all shares of stock of the corporation outstanding and entitled to vote thereon or by a vote of a majority of the entire Board of Directors.

To the extent that any holders of any class or series of stock other than Common Stock issued by the corporation shall have the separate right, voting as a class or series, to elect directors, the directors elected by such class or series shall be deemed to constitute an additional class of directors and shall have a term of office for one year or such other period as may be designated by the provisions of such class or series providing such separate voting right to the holders of such class or series of stock, any such class of directors shall be in addition to the classes designated above, and any such directors so elected shall be subject to removal in such manner as may be provided by law.

SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the corporation, for further definition, limitation and regulation of the powers of the corporation and not in limitation or exclusion of any powers conferred upon the corporation by statute. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the Board of Directors is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation. The Board of Directors is expressly authorized to adopt, amend and repeal the Bylaws of the corporation. Action shall be taken by stockholders of the corporation only at annual or special meetings of stockholders, and stockholders may not act by written consent. Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board, or the President of the corporation, but such special meetings may not be called by any other person or persons.

SEVENTH: To the fullest extent permitted by the laws of the State of Delaware, now or hereafter in force, no director of this corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of the foregoing provisions of this Article SEVENTH shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The provisions of this Article SEVENTH shall not be deemed to limit or preclude indemnification of a director by the corporation for any liability of a director which has not been eliminated by the provisions of this Article SEVENTH.

ANNEX C

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ADOPT A STOCKHOLDER RIGHT TO CALL SPECIAL MEETINGS AT AN OWNERSHIP THRESHOLD OF 25%

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ICU MEDICAL, INC.
Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware

ICU Medical, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.The name of the corporation is ICU Medical, Inc. The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was January 9, 1992.

2.This Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) restates and integrates and also further amends the provisions of the Certificate of Incorporation of the corporation, as heretofore amended, and has been duly adopted and approved by the Board of Directors and the stockholders of the corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

3.The text of the Certificate of Incorporation of the corporation, as heretofore amended, is hereby amended and restated to read in its entirety as follows:

FIRST: The name of the corporation is ICU Medical, Inc. (hereinafter referred to as the “Corporation”).

SECOND: The address of the registered office of the ~~corporation~~Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801, and the name of its registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the ~~corporation~~Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of stock of all classes which the ~~corporation~~Corporation shall have the authority to issue is 80,500,000 shares consisting of 80,000,000 shares of Common Stock, par value of $0.10 per share, and 500,000 shares of Preferred Stock, par value of $1 per share.

The Board of Directors shall have the authority at any time and from time to time to adopt a resolution or resolutions dividing the Preferred Stock into one or more series and (unless otherwise provided in such resolution or resolutions) to increase or decrease the number of shares of any such series, but not below the number of shares of any such series then outstanding. The Board of Directors is authorized to fix or alter in any one or more respects, from time to time, by a resolution or resolutions, the designation, powers, voting powers, preferences and the relative, participating, optional, conversion or other rights of the shares of each such series, and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of any dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption, rights upon dissolution or liquidation, sinking funds, and any other rights, preferences and limitations of any series of Preferred Stock.

The Board of Directors shall have the authority at any time and from time to time to adopt a resolution or resolutions dividing the Preferred Stock into one or more series and (unless otherwise provided in such resolution or resolutions) to increase or decrease the number of shares of any such series, but not below the number of shares of any such series then outstanding. The Board of Directors is authorized to fix or alter in any one or more respects, from time to time, by a resolution or resolutions, the designation, powers, voting powers, preferences and the relative, participating, optional, conversion or other rights of the shares of each such series, and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of any dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption, rights upon dissolution or liquidation, sinking funds, and any other rights, preferences and limitations of any series of Preferred Stock.
~~Pursuant to the authority conferred by this Article FOURTH, a series of Preferred Stock designated as the Series A Junior Participating Preferred Stock has been designated, the terms of which, including number of shares, and the rights, preferences and powers thereof, and the qualifications, limitations and restrictions thereon, are as set forth in Exhibit A attached hereto and incorporated herein by reference.~~
FIFTH: The exact number of directors shall be fixed from time to time by, or in the manner provided in, the Bylaws of the ~~corporation~~Corporation and may be increased or decreased as therein provided. Directors of the ~~corporation~~Corporation need not be elected by ballot unless required by the Bylaws.

The directors, other than any directors elected separately as a class by the holders of one or more series of Preferred Stock, shall be ~~and are divided into three classes; provided that such division shall terminate at the second Annual Meeting of Stockholders held after the 2014 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders beginning at the 2014 Annual Meeting of Stockholders, directors whose terms expire at that meeting (or such directors’ successors) shall be elected for a one-year term. Accordingly, at the 2014 Annual Meeting of Stockholders, the directors whose terms expire at that meeting (or such directors’ successors) shall be elected to hold office for a one-year term expiring at the 2015 Annual Meeting of Stockholders; at the 2015 Annual Meeting of Stockholders, the directors whose terms expire at that meeting (or such directors’ successors) shall be elected to hold office for a one-year term expiring at the 2016 Annual Meeting of Stockholders; and at the 2016 Annual Meeting of Stockholders and each Annual Meeting of Stockholders thereafter, all directors shall be~~ elected to hold office for a one-year term expiring at the next Annual Meeting of Stockholders.

Any ~~directors serving in a class of directors for a term expiring at the third Annual Meeting of Stockholders following the election of such class may be removed only with cause, and all other directors may be removed~~director may be removed from office at any time with or without cause. Subject to such removal, death, resignation, retirement or disqualification, each director shall hold office until the next Annual Meeting ~~for the year in which his or her term expires~~of Stockholders and until his or her successor shall be elected and qualified. No alteration, amendment or repeal of this Article FIFTH or the Bylaws of the ~~corporation~~Corporation shall be effective to shorten the term of any director holding office at the time of such alteration, amendment or repeal~~, to permit any such director to be removed without cause,~~  or to increase the number of directors ~~in any class or~~ in the aggregate from that existing at the time of such alteration, amendment or repeal, until the expiration of the terms of office of all directors then holding office, unless (i) in the case of this Article FIFTH, such alteration, amendment or repeal has been approved by the affirmative vote of the holders of two-thirds of the shares of stock of the ~~corporation~~Corporation outstanding and entitled to vote thereon, or (ii) in the case of the Bylaws, such alteration, amendment or repeal has been approved by either the affirmative vote of the holders of two-thirds of all shares of stock of the ~~corporation~~Corporation outstanding and entitled to vote thereon or by a vote of a majority of the entire Board of Directors.

To the extent that any holders of any class or series of stock other than Common Stock issued by the ~~corporation~~Corporation shall have the separate right, voting as a class or series, to elect directors, the directors elected by such class or series shall be deemed to constitute an additional class of directors and shall have a term of office for one year or such other period as may be designated by the provisions of such class or series providing such separate voting right to the holders of such class or series of stock, any such class of directors shall be in addition to the classes designated above, and any such directors so elected shall be subject to removal in such manner as may be provided by law.

SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the ~~corporation~~Corporation, for further definition, limitation and regulation of the powers of the ~~corporation~~Corporation and not in limitation or exclusion of any powers conferred upon the ~~corporation~~Corporation by statute.

A.The business and affairs of the ~~corporation~~Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the Board of Directors is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the ~~corporation~~Corporation.
B.The Board of Directors is expressly authorized to adopt, amend and repeal the Bylaws of the ~~corporation~~Corporation.
C.Action shall be taken by stockholders of the ~~corporation~~Corporation only at annual or special meetings of stockholders, and stockholders may not act by written consent. Special meetings of the stockholders of the ~~corporation~~Corporation for any purpose or purposes may be called at any time by (i) the Board of Directors, (ii) the Chairman of the Board~~, or~~ of Directors, (iii) the President of the ~~corporation, but such special meetings may not be called by any other person or persons.~~Corporation or (iv) the Secretary of the Corporation, following his or her receipt of one or more written demands to call a special meeting of the stockholders from stockholders of record who hold, in the aggregate, at least 25% of the combined voting power of all outstanding voting securities of the Corporation, determined in accordance with the provisions of the Bylaws of the Corporation and who otherwise comply with such other requirements and procedures set forth in the Bylaws of the Corporation, as now or hereinafter in effect.

SEVENTH: To the fullest extent permitted by the laws of the State of Delaware, now or hereafter in force, no director of this ~~corporation~~Corporation shall be personally liable to the ~~corporation~~Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of the foregoing provisions of this Article SEVENTH shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The provisions of this Article SEVENTH shall not be deemed to limit or preclude indemnification of a director by the ~~corporation~~Corporation for any liability of a director which has not been eliminated by the provisions of this Article SEVENTH.

ANNEX D

BYLAW AMENDMENTS RELATING TO SPECIAL MEETING PROCEDURES

AMENDED AND RESTATED
BYLAWS OF
ICU MEDICAL, INC.
______________________

AS AMENDED AND RESTATED ~~OCTOBER 30, 2023~~[ ˜ ]

ARTICLE I
Offices

Section 1.1 Registered Office. The registered office shall be established and maintained with Corporation Trust Company, Corporation Trusts Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware. The Corporation Trust Company shall be the registered agent of this corporation in charge thereof.

Section 1.2 Other Offices. The corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

Meetings of Stockholders

Section 2.1 Annual Meetings. An annual meeting of stockholders shall be held for the election of directors and for such other business as may lawfully come before it at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time.

Section 2.2 Special Meetings.

(a) Unless otherwise required by law or the corporation’s Certificate of Incorporation, as the same may be amended, restated or supplemented from time to time, special meetings of the stockholders, other than those required by statute, may be called only by (i) the Board of Directors, (ii) the Chairperson of the Board of Directors, (iii) the President of the corporation or (iv) the Secretary of the corporation, following his or her receipt of one or more written demands to call a special meeting of the stockholders, in accordance with, and subject to, this Section 2.2 of Article II from stockholders of record who hold, in the aggregate, at least 25% of the combined voting power of all outstanding voting securities of the corporation. The notice of a special meeting shall state the purpose or purposes of the special meeting, and the business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the notice. Except in accordance with this Section 2.2 of Article II, stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. Stockholders who nominate persons for election to the Board of Directors at a special meeting must also comply with the requirements set forth in Section 2.11 of Article II.

(b) No stockholder may demand that the Secretary of the corporation call a special meeting of the stockholders pursuant to this Section 2.2 of Article II unless a stockholder of record has first submitted a request in writing that the Board of Directors fix a record date (a “Demand Record Date”) for the purpose of determining the stockholders entitled to demand that the Secretary of the corporation call such special meeting, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the corporation at the principal executive offices of the corporation.

(c) To be in proper form for purposes of this Section 2.2 of Article II, a request by a stockholder for the Board of Directors to fix a Demand Record Date shall set forth:

(1) As to each Requesting Person (as defined below), the Stockholder Information (as defined in Section 2.10(c)(ii) of Article II, except that for purposes of this Section 2.2 of Article II, the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.10(c) of Article II);

(2) As to each Requesting Person, any Disclosable Interests (as defined in Section 2.10(c)(iii) of Article II except that for purposes of this Section 2.2 of Article II the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.10(c) of Article II; and the disclosure in Section 2.10(c)(i) of Article II shall be made with respect to the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be);

(3) As to each item of business that the Requesting Person proposes to bring before the special meeting, (i) a brief description of the business desired to be brought before the special meeting, the reasons for conducting such business at the special meeting and any material interest in such business of each Requesting Person, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (iii) a reasonably detailed description of all agreements, arrangements, discussions and understandings (x) between or among any of the Requesting Persons or (y) between or among any Requesting Person and any other record or beneficial holder(s) or person(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of capital stock of the corporation (including their names) in connection with the proposal of such business by such stockholder, and (iv) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”); provided, however, that the disclosures required by this paragraph (3) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Requesting Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

(4) If directors are proposed to be elected at the special meeting, the nominee information for each person whom a Requesting Person expects to nominate for election as a director at the special meeting as set forth in Section 2.11 of Article II.

For purposes of this Section 2.2 ~~Special Meetings. Special meetings of~~of Article II, the term “Requesting Person” shall mean (i) the stockholder making the request to fix a Demand Record Date for the purpose of determining the stockholders entitled to demand that the Secretary of the corporation ~~for any purpose or purposes may be called at any time by the Board of Directors, the Chairperson of the Board of Directors, or the President of the corporation, but such special meetings may not be called by any other person or persons.~~call a special meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such request is made and (iii) any affiliate of such stockholder or beneficial owner.

(d) The Board of Directors may request that any Requesting Person furnish such additional information as may be reasonably required by the Board of Directors. Such Requesting Person shall provide such additional information within ten (10) days after it has been requested by the Board of Directors.

(e) Within ten (10) days after receipt of a request to fix a Demand Record Date in proper form and otherwise in compliance with this Section 2.2 of Article II from any stockholder of record, the Board of Directors may adopt a resolution fixing a Demand Record Date for the purpose of determining the stockholders entitled to demand that the Secretary of the corporation call a special meeting, which date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors. If no resolution fixing a Demand Record Date has been adopted by the Board of Directors within the ten (10) day period after the date on which such a request to fix a Demand Record Date was received, the Demand Record Date in respect thereof shall be deemed to be the twentieth (20th) day after the date on which such a request is received. Notwithstanding anything in this Section 2.2 of Article II to the contrary, no Demand Record Date shall be fixed if the Board of Directors determines that the demand or demands that would otherwise be submitted following such Demand Record Date could not comply with the requirements set forth in this Section 2.2 of Article II.

(f) Without qualification, a special meeting of the stockholders shall not be called pursuant to this Section 2.2 of Article II unless stockholders of record as of the Demand Record Date who hold, in aggregate, at least 25% percent of the voting power of the outstanding shares of capital stock of the corporation (the “Requisite Percentage”) timely provide one or more demands to call such special meeting in writing and in proper form to the Secretary of the corporation at the principal executive offices of the corporation. Only stockholders of record on the Demand Record Date shall be entitled to demand that the Secretary of the corporation call a special meeting of the stockholders pursuant to this Section 2.2 of Article II. To be timely, a stockholder’s demand to call a special meeting must be delivered to, or mailed and received at, the principal executive offices of the corporation not later than the sixtieth (60th) day following the Demand Record Date. To be in proper form for purposes of this Section 2.2 of Article II, a demand to call a special meeting shall set forth (i) the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), if applicable, and (iii) with respect to any stockholder or stockholders submitting a demand to call a special meeting (except for any stockholder that has provided such demand in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A (a “Solicited Stockholder”)) the information required to be provided pursuant to this Section 2.2 of Article II of a Requesting Person. A stockholder may revoke a demand to call a special meeting by written revocation delivered to the Secretary of the corporation at any time prior to the special meeting. If any such revocation(s) are received by the Secretary after the Secretary’s receipt of written demands from the holders of the Requisite Percentage, and as a result of such revocation(s), there no longer are unrevoked demands from the Requisite Percentage to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

(g) The Secretary of the corporation shall not accept, and shall consider ineffective, a written demand from a stockholder to call a special meeting (i) that does not comply with this Section 2.2 of Article II, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for stockholder action under applicable law, (iii) that includes an item of business to be transacted at such meeting that did not appear on the written request that resulted in the determination of the Demand Record Date, (iv) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a record date for notice of a stockholder meeting (other than the Demand Record Date) was previously fixed and such demand is delivered between the time beginning on the sixty‑first (61st) day after such previous record date and ending on the one‑year anniversary of such previous record date, (v) if a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the ninetieth (90th) day after the Secretary receives such demand, or (vi) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the Secretary of such demand to call a special meeting.

(h) After receipt of demands in proper form and in accordance with this Section 2.2 of Article II from a stockholder or stockholders holding the Requisite Percentage, the Board of Directors shall duly call, and determine the place, if any, date and time of, a special meeting of stockholders for the purpose or purposes and to conduct the business specified in the demands received by the corporation. Notwithstanding anything in these Bylaws to the contrary, the Board of Directors may submit its own proposal or proposals for consideration at such special meeting. The Board of Directors shall provide written notice of such special meeting to the stockholders in accordance with Section 2.3 of this Article II.

(i) Notwithstanding anything in these Bylaws to the contrary, the Secretary shall not be required to call a special meeting pursuant to this Section 2.2 of Article II except in accordance with this Section 2.2 of Article II. If the Board of Directors shall determine that any request to fix a record date for the purpose of determining the stockholders entitled to demand that the Secretary of the corporation call a special meeting or demand to call and hold a special meeting was not properly made in accordance with this Section 2.2 of Article II, or shall determine that the stockholder or stockholders requesting that the Board of Directors fix such record date or submitting a demand to call the special meeting have not otherwise complied with this Section 2.2 of Article II, then the Board of Directors shall not be required to fix such record date or to call and hold the special meeting. Furthermore, if none of the Requesting Persons appear or send a duly authorized agent to present the business to be presented for consideration specified in their special meeting request, the corporation need not present such business for a vote at the special meeting, notwithstanding that proxies in respect of such matter may have been received by the corporation. In addition to the requirements of this Section 2.2 of Article II, each Requesting Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a record date for the purpose of determining the stockholders entitled to demand that the Secretary of the corporation call a special meeting.

Section 2.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, the purpose or purposes for which the meeting is called; the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting; and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting, except that where the matter to be acted on is a merger or consolidation of the corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than twenty nor more than sixty days prior to such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at this or her address as it appears on the records of the corporation. If the Board of Directors fixes a date for determining the stockholders entitled to notice of a meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

Section 2.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need to be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting.

Section 2.5 Quorum. At each meeting of stockholders except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. In the absence of the meeting from time to time in the manner provided in Section 2.4 stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 2.6 Organization. Meetings of stockholders shall be presided over by an officer of the corporation designated by the Board of Directors to serve as the chairperson of the meeting. The Secretary of the corporation shall act as secretary of the meeting, unless the chairperson of the meeting appoints any other person to act as secretary of the meeting.

Section 2.7 Voting; Proxies. Each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him or her which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the corporation. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws (including without limitation Section 8.6 of these Bylaws), be decided by the vote of the holders of a majority of the votes cast on the matter affirmatively or negatively. For purposes of these Bylaws, a share present at the meeting but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal, shall be counted as present for purpose of establishing a quorum but shall not be counted as a vote cast for or against the proposal.

Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

Section 2.8 Fixing Date for Determination of Stockholders of Record. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if the notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (or, if the record date for determining the stockholders entitled to vote is less than ten days before the meeting date, the list shall reflect the stockholders entitled to vote on the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the corporation’s principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The stock ledger, the list of stockholders referred to in this Section or the books of the corporation, or to vote in person or by proxy it any meeting of stockholders.

Section 2.10 Business Conducted at Meetings of Stockholders; Stockholder Proposals.

(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before any annual meeting of stockholders, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) if not specified in a notice of meeting, otherwise brought before the annual meeting by or at the direction of the Board of Directors or the Chairperson of the Board or (iii) otherwise properly brought before the annual meeting by a stockholder present in person who (A) (1) was a record owner of shares of the corporation both at the time of giving the notice provided for in this Section 2.10 and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 2.10 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.2, and stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.10, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Stockholders seeking to nominate persons for election to the Board of Directors must comply with Section 2.11 and this Section 2.10 shall not be applicable to nominations except as expressly provided in Section 2.11.

(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must provide (i) Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the corporation and (ii) any updates or supplements to such notice at the times and in the forms required by this Section 2.10. To be timely, a stockholder’s notice must be delivered to, or mailed and received, at the corporation’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not more than the hundred twentieth (120th) day prior to such annual meeting and not later than (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of a meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(c) To be in proper form for purposes of this Section 2.10, a stockholder’s notice to the Secretary shall set forth:

(i) As to each item of business the stockholder proposes to bring before the annual meeting: (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person (as defined below), (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings (1) between or among any of the Proposing Persons or (2) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder, and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (i) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

(ii) As to each Proposing Person, (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the corporation’s books and records); (B) the class or series and number of shares of the corporation which are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future; (C) the date or dates such shares were acquired; (D) the investment intent of such acquisition and (E) any pledge by such Proposing Person with respect to any of such shares (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Stockholder Information”);

(iii) As to each Proposing Person, (A) the material terms and conditions of any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) or a “put equivalent position” (as such term is defined in Rule 16a-1(h) under the Exchange Act) or other derivative or synthetic arrangement in respect of any class or series of shares of the corporation (“Synthetic Equity Position”) that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation, (i) any option, warrant, convertible security, stock appreciation right, future or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, (ii) any derivative or synthetic arrangement having the characteristics of a long position or a short position in any class or series of shares of the corporation, including, without limitation, a stock loan transaction, a stock borrow transaction, or a share repurchase transaction or (iii) any contract, derivative, swap or other transaction or series of transactions designed to (x) produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the corporation, (y) mitigate any loss relating to, reduce the economic risk (of ownership or otherwise) of, or manage the risk of share price decrease in, any class or series of shares of the corporation, or (z) increase or decrease the voting power in respect of any class or series of shares of the corporation of such Proposing Person, including, without limitation, due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the holder thereof may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the price or value of any class or series of shares of the corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be required to disclose any Synthetic Equity Position that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the corporation, (C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the corporation or any of its officers or directors, or any affiliate of the corporation, (D) any other material relationship between such Proposing Person, on the one hand, and the corporation or any affiliate of the corporation, on the other hand, (E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the corporation or any affiliate of the corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (F) any proportionate interest in shares of the corporation or a Synthetic Equity Position held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which any such Proposing Person (1) is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (2) is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity; (G) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (H) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (H) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

For purposes of this Section 2.10, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(d) The Board of Directors may request that any Proposing Person furnish such additional information as may be reasonably required by the Board of Directors. Such Proposing Person shall provide such additional information within ten (10) days after it has been requested by the Board of Directors.

(e) A Proposing Person shall update and supplement its notice to the corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.10 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(f) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.10. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with the provisions of this Section 2.10, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(g) This Section 2.10 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the corporation’s proxy statement. In addition to the requirements of this Section 2.10 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.10 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(h) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

Section 2.11 Notice of Nominations for Election to the Board of Directors.

(a) Nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board of Directors, including by any committee or persons authorized to do so by the Board of Directors or these Bylaws, or (ii) by a stockholder present in person who (A) was a record owner of shares of the corporation both at the time of giving the notice provided for in this Section 2.11 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.11 as to such notice and nomination. For purposes of this Section 2.11, “present in person” shall mean that the stockholder nominating any person for election to the Board of Directors at the meeting of the corporation, or a qualified representative of such stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting.

(b)(i) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, the stockholder must (A) provide Timely Notice (as defined in Section 2.10) thereof in writing and in proper form to the Secretary of the corporation, (B) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.11 and (C) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.11.

(ii) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board of Directors at a special meeting, the stockholder must (A) provide timely notice thereof in writing and in proper form to the Secretary of the corporation at the principal executive offices of the corporation, (B) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 2.11 and (C) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.11. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.10) of the date of such special meeting was first made.

(iii) In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iv) In no event may a Nominating Person provide Timely Notice with respect to a greater number of director candidates than are subject to election by shareholders at the applicable meeting. If the corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (A) the conclusion of the time period for Timely Notice, (B) the date set forth in Section 2.11(b)(ii) or (C) the tenth day following the date of public disclosure (as defined in Section 2.10) of such increase.

(c) To be in proper form for purposes of this Section 2.11, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.10(c)(ii), except that for purposes of this Section 2.11 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.10(c)(ii));

(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.10(c)(iii), except that for purposes of this Section 2.11 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.10(c)(iii) and the disclosure with respect to the business to be brought before the meeting in Section 2.10(c)(iii) shall be made with respect to the election of directors at the meeting); and provided that, in lieu of including the information set forth in Section 2.10(c)(iii)(G), the Nominating Person’s notice for purposes of this Section 2.11 shall include a representation as to whether the Nominating Person intends or is part of a group which intends to deliver a proxy statement and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the corporation’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act;

(iii) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in a proxy statement and accompanying proxy card relating to the corporation’s next meeting of shareholders at which directors are to be elected and to serving as a director for a full term if elected), (B) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant, (C) a completed and signed written questionnaire (in the form provided by the corporation upon written request of any stockholder of record therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (D) a written representation and agreement (in the form provided by the corporation upon written request of any stockholder of record therefor) that such candidate for nomination (1) is not and, if elected as a director during his or her term of office, will not become a party to (x) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) or (y) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the corporation, with such proposed nominee’s fiduciary duties under applicable law, (2) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein or to the corporation, (3) if elected as a director of the corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the corporation shall provide to such candidate for nomination all such policies and guidelines then in effect), and (4) if elected as a director of the corporation, intends to serve the entire term until the next meeting at which such candidate would face re-election.

For purposes of this Section 2.11, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(d) The Board of Directors may request that any Nominating Person furnish such additional information as may be reasonably required by the Board of Directors. Such Nominating Person shall provide such additional information within ten (10) days after it has been requested by the Board of Directors.

(e) The Board of Directors may also require any proposed candidate for nomination as a director to furnish such other information as may reasonably be requested by the Board of Directors in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon. Without limiting the generality of the foregoing, the Board of Directors may request such other information in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the corporation or to comply with the director qualification standards and additional selection criteria in accordance with the corporation’s Corporate Governance Guidelines. Such other information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation (or any other office specified by the corporation in any public announcement) not later than five (5) business days after the request by the Board of Directors has been delivered to, or mailed and received by, the Nominating Person.

(f) A stockholder providing notice of any nomination proposed to be made at a meeting and any candidate for nomination as a director shall further update and supplement such notice or the materials delivered pursuant to this Section 2.11, as applicable, if necessary, so that the information provided or required to be provided in such notice or by such candidate, as applicable, pursuant to this Section 2.11 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination, including by changing or adding nominees, or to submit any new nomination, or submit any new proposal, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(g) In addition to the requirements of this Section 2.11 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 2.11, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the corporation’s nominees unless such Nominating Person has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the corporation of notices required thereunder in a timely manner and (ii) if any Nominating Person (A) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (B) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the corporation of notices required thereunder in a timely manner, or fails to timely provide reasonable evidence sufficient to satisfy the corporation that such Nominating Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the corporation (which proxies and votes shall be disregarded). If any Nominating Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(h) No candidate nominated pursuant to Section 2.11(a)(ii) shall be eligible for nomination as a director of the corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with this Section 2.11, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.11, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

(i) Notwithstanding anything in these Bylaws to the contrary, no candidate for nomination nominated pursuant to Section 2.11(a)(ii) shall be eligible to be seated as a director of the corporation unless nominated and elected in accordance with this Section 2.11.

ARTICLE III

Board of Directors

Section 3.1 General Powers. The property, affairs and business of the corporation shall be managed under the direction of its Board of Directors, which may exercise all of the owners of the corporation, except such as are by law or by the Certificate of Incorporation or by these Bylaws expressly conferred upon or reserved to the stockholders.

Section 3.2 Number and Term of Office Removal. The number of directors of the corporation shall be fixed from time to time as determined by resolution of the Board of Directors, but in no event shall the number of directors be less than three.

Section 3.3 Election of Directors.

(a) At each meeting of the stockholders for the election of director, the directors to be elected at such meeting shall be elected by a plurality of votes given at such election.

(b) In addition to any other applicable requirements, only persons who are nominated in accordance with the procedures set forth in Section 2.11 shall be eligible for election as directors.

Section 3.4 Vacancies. Any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of directors may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by the stockholders. Any vacancy occurring by reason of an increase in the number of directors may be filled by action of a majority of the entire Board of Director or by the stockholders. A director elected by the Board of Directors to fill a vacancy shall be elected to hold office until expiration of the term for which he or she was elected and until his successor shall have been elected and shall have qualified. A director elected by the stockholders to fill a vacancy shall be elected to hold office until the expiration of the term for which he or she was elected and until his successor shall have been elected and shall have qualified. The provisions of this Section 3.4 shall not apply to directors governed by Section 3.12 of this ARTICLE III.

Section 3.5 Resignations. A director may resign at any time by giving written notice to the Board of Directors or to the Secretary. Such resignation shall take effect at the time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

In addition, in an uncontested election of directors of the corporation, any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election shall, within 10 days following the certification of the stockholder vote, tender his or her written resignation to the Chairperson of the Board for consideration by the Nominating/Corporate Governance Committee of the Board of Directors (the “Committee”). As used in this Section 3.5, an “uncontested election of directors of the corporation” is an election in which the only nominees are persons nominated by the Board of Directors.

The Committee shall consider such tendered resignation and, within 60 days following the certification of the stockholder vote, shall make a recommendation to the Board of Directors concerning the acceptance or rejection of such resignation. In determining its recommendation to the Board of Directors, the Committee shall consider all factors deemed relevant by the members of the Committee.

The Committee also shall consider a range of possible alternatives concerning the director's tendered resignation as the members of the Committee deem appropriate, including, without limitation, acceptance of the resignation, rejection of the resignation or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Committee to have substantially resulted in the “withheld” votes.

The Board of Directors shall take formal action on the Committee's recommendation no later than 90 days following the certification of the stockholder vote. In considering the Committee’s recommendation, the Board of Directors shall consider the information, factors and alternatives considered by the Committee and such additional information, factors and alternatives as the Board of Directors deems relevant. Following the Board of Directors’ decision on the Committee’s recommendation, the corporation, within four business days after such decision is made, shall publicly disclose, in a Current Report on Form 8-K filed with the Securities and Exchange Commission, the Board of Directors’ decision, together with an explanation of the process by which the decision was made and, if applicable, the Board of Directors’ reason or reasons for its decision.

No director who, in accordance with this Section 3.5, is required to tender his or her resignation shall participate in the Committee’s deliberations or recommendation, or in the Board of Directors’ deliberations or determination, with respect to accepting or rejecting his or her resignation as a director. If a majority of the members of the Committee received a greater number of votes “withheld” from their election than votes “for” their election, then the independent directors then serving on the Board of Directors who received a greater number of votes “for” their election than votes “withheld” from their election, and the directors, if any, who were not standing for election, shall appoint an ad hoc committee of the Board of Directors from among themselves (the “Ad Hoc Committee”), consisting of such number of directors as they may determine to be appropriate, solely for the purpose of considering and making a recommendation to the Board of Directors with respect to the tendered resignations. The Ad Hoc Committee shall serve in place of the Committee and perform the Committee's duties for purposes of this Section 5.3. Notwithstanding the foregoing, if an Ad Hoc Committee would have been created, but fewer than three directors would be eligible to serve on it, the entire Board of Directors (other than those directors whose resignations are being considered) shall make the determination to accept or reject the tendered resignation without any recommendation from the Committee and without the creation of an Ad Hoc Committee.

Section 3.6 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

Section 3.7 Special Meetings; Notice. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairperson of the Board, if any, by the President or by a majority of the total number of directors constituting the Board of Directors. Two days’ notice of special meeting shall be given by the person or persons calling the meeting. Notice may be given in writing by mail, telegram, telex, facsimile or personal delivery, or orally in person or by telephone.

Section 3.8 Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of directors, may participate in a meeting of such Board of committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting.

Section 3.9 Quorum; Vote Required for Action. At all meetings of the Board of Directors, a majority of the whole Board of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except in cases in which the Certificate of Incorporation or these Bylaws require the vote of a greater number.

Section 3.10 Organization. Meetings of the Board of Directors shall be presided over by the Chairperson of the Board of Directors, if any, or in his or her absence by the President, or in their absence by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 3.11 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Director or committee.

Section 3.12 Directors Elected by Special Class or Series. To the extent that any holder of any class or series of stock other than Common Stock issued by the corporation shall have the separate right, voting as a class or series, to elect directors, the directors elected by such class or series shall be deemed to constitute an additional class of directors and shall have a term of office for one year or such other period as may be designated by the provisions of such class or series providing such separate voting right to the holders of such class or series of stock, and any such class of directors shall be in addition to the classes otherwise provided for in the Certificate of Incorporation. Any directors so elected shall be subject to removal in such manner as may be provided by law or by the Certificate of Incorporation of this corporation.

ARTICLE IV

Committees

Section 4.1 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designated one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the Certificate of Incorporation of the corporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of dissolution, or amending these Bylaws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or authorize the issuance of stock.

Section 4.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rule each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to ARTICLE III of these Bylaws.

ARTICLE V

Officers

Section 5.1 Executive Officers; Election; Qualification; Term of Office; Removal; Vacancies. The Board of Directors shall choose a President and Secretary, and it may, if it so determines, choose a Chairperson of the Board from among its members. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 5.2 Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determine from time to time by the Board of Directors.

Section 5.3 Chairperson. The Chairperson of the Board of Directors, if there be one, shall preside at all meetings of the stockholders, if present thereat, and shall preside at all meetings of the Board of Directors, if present thereat, and he or she shall have and perform, such other duties as from time to time may be assigned to him or her by the Board of Directors. If there is no President, the Chairperson of the Board of Directors shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.4.

Section 5.4 President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairperson of the Board of Directors, if there be such an officer, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have the general powers and duties of supervision and management as generally pertain to the office of chief executive and as are usually vested in the chief executive officer of a corporation, including general supervision, direction and control of the business and the officers of the corporation. The President shall have and perform such other powers and duties as may be assigned to him or her by the Board of Directors or the Chairperson.

Section 5.5 Vice President. Each Vice President shall have such powers and shall have and perform such duties as shall be assigned to him or her by the Board of Directors. In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of , and be subject to all the restrictions upon the President.

Section 5.6 Treasurer. The Treasurer shall be the Chief Financial Officer of the corporation and have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursement in books belonging to the corporation. He or she shall deposit all monies and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors or the President, shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his or her transaction as Treasurer and of the financial condition of the corporation and shall have and perform such other powers and duties as may from time to time be assigned to him or her by the Board of Directors.

Section 5.7 Secretary. The Secretary shall give, or cause to be given notice of all meetings of stockholders and directors, and all other notices required by law or by these Bylaws. He or she shall record, or cause to be recorded, minutes of the meetings of the stockholders, the Board of directors and committees of the Board of Directors in minute books to be kept by him or her for that purpose, and shall perform such other duties as may be assigned to him or her by the Board of Directors. He or she shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, a share register or duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificate issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation. He or she shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the Board of Directors or the President, and attest the same.

Section 5.8 Assistant Treasurers and Assistant Secretaries. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors.

ARTICLE VI

Stock

Section 6.1 Certificates. every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, if any, shall be entitled to have a certificate signed by or in the name of the corporation by the Chairperson of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation, representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 6.2 Transfer of Shares. The shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock transferred books and ledgers, or to such other person as the Board of Directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer.

Section 6.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost , stolen or destroyed certificate, or his or her legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged lost, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VII

Indemnification of Directors and Officers

Section 7.1 Right Indemnification. The corporation (a) shall indemnify and hold harmless each person who was or is a party to or involved in, or who was or is threatened to be made a party to or involved in any action, suite, or proceeding, whether civil, criminal, administrative or investigative (“proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was serving at the request of the corporation as a director, officer, or employee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, in each case, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or an agent, to the fullest extent authorized by Delaware Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment) against all expenses, liability, loss (including attorneys’ fees, judgments fines, ERISA excise taxes, or penalties), amounts paid or to be paid in settlement and amounts expended in seeing indemnification granted to such person under applicable law, these Bylaws or any agreement with the corporation reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit or his or her heirs, executors, and administrators; provided, however, that, except as provided in Section 7.2 of this ARTICLE VII, the corporation shall indemnify any such person seeking indemnity in connection with an action, suit, or proceeding (or part thereof) initiated by such person only if such action, suit, or proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The corporation shall pay to any person having a right indemnification under this Section 7.1 and may pay to any person who may be indemnified under this Section 7.1 expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law then so requires, the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to any employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

Section 7.2 Right to Sue. The right of any person having a right to indemnification under Section 7.1 of this ARTICLE VII shall be a contract right. If a claim for indemnification by a person having a right to indemnification under Section 7.1 is not paid in full by the corporation within twenty days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for such expenses incurred in defending any proceeding in advance to its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware Corporation Law, nor an actual determination by the corporation (including its board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 7.3 Not-Exclusivity of Rights. The rights conferred on any person in Section 7.1 and 7.2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholder or disinterested directors, or otherwise.

Section 7.4 Insurance. The corporation shall maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 7.5 Effect of Amendment. Any amendment, repeal or modification of any provision of this ARTICLE VII which reduces or eliminates the rights of any director, officer, employee or agent under this ARTICLE VII shall apply only to acts, omissions events or occurrences that take place after the effectiveness of such amendment, repeal or modification, regardless of when any action, suit or proceeding is commenced, and shall not affect the rights of any director, officer, employee or agent with respect to acts, omissions, events or occurrences that take place prior to the effectiveness of such amendment, repeal or modification.

ARTICLE VIII

Miscellaneous

Section 8.1 Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

Section 8.2 Seal. The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 8.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver or notice.

Section 8.4 Interested Directors. Any director or officer individually, or any partnership of which any director officer may be a member, or any corporation or association of which any director or officer may be an officer, director, trustee, employee or stockholder, may be party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated. Any director of the corporation who is so interested, or who is also a director, officer, trustee, employee or stockholder of such other corporate or association or a member of such partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the corporation which shall authorize any such contract or transaction, and may vote thereat to authorize any such contraction or transaction, with like force and effect as if he or she were not such director, officer, trustee, employee or stockholder of such other corporation or association or not so interested or a member or a partnership so interested; provided that in case a director, or a partnership, corporation or association of which a director is a member, officer, director, trustee or employee is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof. This paragraph shall not be construed to invalidate any such contract or transaction which would otherwise be valid under the common and statutory law applicable thereto.

Section 8.5 Form of Records. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The corporation shall so covert any records so kept upon the request of any person entitled to inspect the same.

Section 8.6 Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, change, rescind and repeal the bylaws of the corporation in whole or in part. Except where the Certificate of Incorporation of the corporation requires a higher vote, the bylaws of the corporation may also be adopted, amended, altered, changed, rescind or repealed in whole or in part at any annual or special meeting of the stockholders by the affirmative vote of ~~two-thirds~~a majority of the shares of the corporation of outstanding and entitled to vote thereon.

ARTICLE IX

Forum Selection

Section 9.1 Unless the corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the corporation to the corporation or to the corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or these Bylaws (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Section 9.1, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Any person or entity purchasing or otherwise acquiring any interest in any security of the corporation shall be deemed to have notice of and consented to this Section 9.1. This provision is intended to benefit and may be enforced by the corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering.

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V90347-P47656

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ICU MEDICAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Vivek Jain
02) David C. Greenberg
03) Elisha W. Finney
04) David F. Hoffmeister
05) Donald M. Abbey
06) Laurie Hernandez
07) Kolleen T. Kennedy

The Board of Directors recommends you vote FOR Proposals 2, 3, 4, 5 and 6.

	For	Against	Abstain
2. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2026.	☐	☐	☐
3. To approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers.	☐	☐	☐
4. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to adopt simple majority voting provisions.	☐	☐	☐
5. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to adopt a stockholder right to call special meetings at an ownership threshold of 25%.	☐	☐	☐
6. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies to approve Proposal 5.	☐	☐	☐

The Board of Directors recommends you vote AGAINST Proposal 7.

	For	Against	Abstain
7. To approve, on an advisory basis, a stockholder proposal to establish a 10% stockholder special meeting right.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V90348-P47656

ICU MEDICAL, INC.
Annual Meeting of Stockholders
May 13, 2026, 9:00 AM PT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Vivek Jain and Brian M. Bonnell, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and to vote, as provided on the other side, all the shares of ICU MEDICAL, INC. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on May 13, 2026, 9:00 AM PT, at www.virtualshareholdermeeting.com/ICUI2026 or any continuation, adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

HEREIN BY THE UNDERSIGNED, IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, FOR PROPOSAL 6, AND AGAINST PROPOSAL 7, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side